UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22437

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
(Exact name of registrant as specified in charter)

227 West Monroe Street, Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Amy J. Lee

227 West Monroe Street, Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 827-0100

Date of fiscal year end: May 31

Date of reporting period: June 1, 2021 – November 30, 2021

Item 1. Reports to Stockholders.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

11.30.2021 (Unaudited)

Guggenheim Funds Semiannual Report

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust

GuggenheimInvestments.com

CEF-GBAB-SAR-1121

GUGGENHEIMINVESTMENTS.COM/GBAB

... YOUR LINK TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT THE GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST

The shareholder report you are reading right now is just the beginning of the story.

Online at guggenheiminvestments.com/gbab, you will find:

• Daily, weekly and monthly data on share prices, net asset values, distributions and more

• Monthly portfolio overviews and performance analyses

• Announcements, press releases and special notices

• Trust and adviser contact information

Guggenheim Partners Investment Management, LLC and Guggenheim Funds Investment Advisors, LLC are continually updating and expanding shareholder information services on the Trust’s website in an ongoing effort to provide you with the most current information about how your Trust’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Trust.

DEAR SHAREHOLDER (Unaudited)	November 30, 2021

We thank you for your investment in the Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust (the “Trust”). This report covers the Trust’s performance for the six-month period ended November 30, 2021.

The outbreak of COVID-19 and the recovery response causes at times disruption to consumer demand, economic output, and supply chains. There are still travel restrictions, quarantines, and disparate global vaccine distributions. As with other serious economic disruptions, governmental authorities and regulators have responded to this situation with significant fiscal and monetary policy changes. These include providing direct capital infusions into companies, introducing new monetary programs, and considerably lowering interest rates. In some cases, these responses resulted in negative interest rates and higher inflation. Recently, the U.S. and other governments have also made investments and engaged in infrastructure modernization projects that have also increased public debt and spending. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, continue to cause higher inflation, heighten investor uncertainty, and adversely affect the value of the Trust’s investments and the performance of the Trust. These actions also contribute to a risk that asset prices have a higher degree of correlation than historically seen across markets and asset classes. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Trust will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

To learn more about the Trust’s performance and investment strategy, we encourage you to read the Economic and Market Overview and the Questions & Answers sections of this report, which begin on page 5. There you will find information on Guggenheim’s investment philosophy, views on the economy and market environment, and detailed information about the factors that impacted the Trust’s performance.

All Trust returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended November 30, 2021, the Trust provided a total return based on market price of 0.55% and a total return based on NAV of 5.15%. As of November 30, 2021, the Trust’s market price of $23.58 per share represented a premium of 1.59% to its NAV of $23.21 per share.

Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Trust expenses. The market price of the Trust’s shares fluctuates from time to time, and may be higher or lower than the Trust’s NAV.

During the period, the Trust paid a monthly distribution of $0.12573 per share. The most recent distribution represents an annualized rate of 6.40%% based on the Trust’s closing market price of $23.58

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT l 3

DEAR SHAREHOLDER (Unaudited) continued	November 30, 2021

on November 30, 2021. The Trust’s distribution rate is not constant and the amount of distributions, when declared by the Trust’s Board of Trustees, is subject to change based on the performance of the Trust. There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained. Please see the Distributions to Shareholders & Annualized Distribution Rate on page 25, and Note 2(g) on page 58 for more information on distributions for the period.

Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) serves as the investment adviser to the Trust. Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) serves as the Trust’s investment sub-adviser and is responsible for the management of the Trust’s portfolio of investments. Each of the Adviser and the Sub-Adviser is an affiliate of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Trust through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 82 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly distribution in common shares of the Trust purchased in the market at a price less than NAV. Conversely, when the market price of the Trust’s common shares is at a premium above NAV, the DRIP reinvests participants’ distributions in newly-issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Since the Trust endeavors to maintain a steady monthly distribution rate, the DRIP effectively provides an income averaging technique, which causes shareholders to accumulate a larger number of Trust shares when the share price is lower than when the price is higher.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Trust’s website at guggenheiminvestments.com/gbab.

Sincerely,

Guggenheim Funds Investment Advisors, LLC
Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
December 31, 2021

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ECONOMIC AND MARKET OVERVIEW (Unaudited)	November 30, 2021

During the six-month period ended November 30, 2021, the yield on the two-year U.S. Treasury Note rose 38 basis points to 0.52% from 0.14%, and the 10-year U.S. Treasury Note fell 15 basis points to 1.43% from 1.58%. The spread between the two-year U.S. Treasury and 10-year U.S. Treasury narrowed to 91 basis points from 144 basis points. One basis point equals 0.01%. Treasury yields experienced volatility through much of the period, rising on strong U.S. economic data and market strength and declining amid policy uncertainty, global geopolitical challenges, and the emergence of new COVID-19 variants. Real gross domestic product (“GDP”) growth in the fourth quarter picked up meaningfully from the third quarter, which came in around 2% annualized. We expect fourth quarter growth in real terms to come in close to 7% annualized. Sequential growth in 2022 is likely to be slower than in 2021 as we move further away from the initial pandemic shock, but we still expect GDP growth in 2022 of 3–4% for the full year, well above potential based on the supply side of the economy’s capacity to provide the goods and services to meet consumer demand.

Transitory inflationary pressures have dominated the news for much of the year. The initial spike in the second quarter was due to reopening activities, in the third quarter it was driven by global supply chain issues related to the spread of the Delta variant, and then in the fourth quarter we experienced some strong gains in energy prices. These successive price shocks appear to have had a more sustained impact on inflation, but this should wane in 2022 as some of the supply chain issues improve.

Nevertheless, rising inflation has paved the way for a winding down of ultra-accommodative U.S. Federal Reserve (the “Fed”) policy. We expect the Fed to conclude tapering in March and deliver its first rate hike of the cycle in May followed by two more in 2022, and then four more in 2023, although not necessarily spread evenly over the course of this period due to turbulence along the way. Chair Powell has indicated over time that he understands that policy needs to be nimble, and investors should anticipate that, given the uncertainty and cross currents, the Fed will pivot as needed.

Even if the pace of rate hikes occurs as expected, Fed officials’ median expectation is for an interest rate of 2% in 2024, well below their 2.5% neutral rate estimate, beyond which Fed policy can be considered restrictive. In the meantime, the policy environment should remain highly supportive of the drivers of corporate earnings, which should help reassure markets.

Outside of Fed policy, we expect the housing market to continue to be supported by low interest rates and strong demand, coupled with a deep supply shortage since the peak of the housing bubble, which should continue to drive housing prices higher. In fixed-income markets, we expect floating rate credit to continue to outperform fixed-rate bonds and that the credit backdrop could remain positive throughout 2022.

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QUESTIONS & ANSWERS (Unaudited)	November 30, 2021

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust (the “Trust”) is managed by a team of seasoned professionals at Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”). This team includes B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Anne B. Walsh, CFA, JD, Senior Managing Director and Chief Investment Officer, Fixed Income; Steven H. Brown, CFA, Senior Managing Director and Portfolio Manager; Allen Li, CFA, Managing Director and Portfolio Manager; and Adam J. Bloch, Managing Director and Portfolio Manager. In the following interview, the investment team discusses the market environment and the Trust’s strategy and performance for the six-month period ended November 30, 2021.

What is the Trust’s investment objective and how is it pursued?

The Trust’s primary investment objective is to provide current income with a secondary objective of long-term capital appreciation.

The Trust seeks to achieve its investment objectives by investing primarily in a diversified portfolio of taxable municipal securities and other investment grade, income generating debt securities. Under normal market conditions, the Trust will invest at least 80% of its Managed Assets in taxable municipal securities, including Build America Bonds (“BABs”), which qualify for federal subsidy payments under the American Recovery and Reinvestment Act of 2009 (the “Act”) and other investment grade, income generating debt securities, including

(i)	debt instruments issued by non-profit entities, such as entities related to healthcare, housing and higher education,
(ii)	“municipal conduits” (entities on whose behalf municipalities issue bonds, but the conduit, not the municipality, is obligated to pay the interest and principal on the bonds),
(iii)	project finance corporations,
(iv)	tax-exempt municipal securities, and
(v)	other investment-grade rated debt sectors.

The Trust will invest at least 50% of its Managed Assets in taxable municipal securities and will seek to maintain its leverage-adjusted duration from generally less than 10 years to generally less than 15 years.

Under normal market conditions, the Trust invests at least 80% of its Managed Assets in securities that, at the time of investment, are investment grade quality. The Trust may invest up to 20% of its Managed Assets in securities that, at the time of investment, are below investment grade quality. Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. The Trust does not invest more than 25% of its Managed Assets in municipal securities in any one state of origin. The Trust has no limitation on municipal securities that, at the time of investment, are illiquid.

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2021

Why is the Trust focused on taxable municipals?

Taxable municipal bonds represent about $600 billion of the $4 trillion municipal bond market. Taxable bond issuance over the past three years has been the largest since the $241 billion issued over 2009 and 2010 as part of the BABs program, and it is expected to exceed $100 billion in 2021 and 2022, or about 25% of total issuance. This surge in taxable supply has been met by appetite from crossover buyers such as banks and insurance companies looking for attractive risk-adjusted relative value versus similarly rated corporate bonds.

Growth of the taxable municipal market has benefited from low interest rates that reduce the cost of borrowing for many municipal market issuers and the refinancing of outstanding tax-exempt bonds by states and local governments with taxable securities, which was required by a tax law change in 2017. Even though taxable advance refundings have been available for years, borrowing costs prevented issuers from using them. Taxable municipals are also popular for general purpose funding for higher education and healthcare.

The benefits of taxable municipals include their higher yields compared with similarly rated tax-exempt municipal and corporate debt with similarly low historical rates of default. These relatively higher yields are due to the absence of tax benefits, but also because the sector is small when compared with the total municipal market and perhaps not as well known. But like most municipal issues, the taxable market is generally high in credit quality. The growing size of the taxable market means that investors have more to choose from, thus helping increase its potential to help portfolio diversification. Generally, taxable municipals have longer average duration, which makes them more sensitive to changes in interest rates than tax exempts, suggesting that total returns for taxable municipals could lag those of tax exempts if rates jump quickly.

Issuers are expected to continue to take advantage of refinancing opportunities through the taxable municipal market, and their share of the municipal market should be maintained, if not grow. Taxable municipals have also drawn the interest of international investors, whose ownership has been steadily increasing along with the size of the market. Improved hedging costs have also attracted overseas buyers, continuing their preference for liquid, “brand name” credits.

Discuss the BABs market.

The BABs market is not growing and the number of BABs available is limited. BABs were created following the 2008 financial crisis to support job-creating projects funded by the public finance market. Although interest received on BABs is subject to U.S. federal income tax, issuers of these securities are eligible to receive a subsidy of up to 35% from the U.S. Treasury, which, under sequestration (across the board federal spending cuts), has been cut by 5.7-8.7% each year since 2013, which was costly for issuers. The provisions of the Act were not extended, and no bonds issued after December 31, 2010, qualify as BABs.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT l 7

QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2021

Even though earlier drafts of the infrastructure and companion Build Back Better bill included several municipal-friendly provisions, including new BABs and restoration of tax-exempt advance refundings, none of the provisions were in the infrastructure bill that was signed into law by President Biden in November 2021. Nor were similar provisions in the $1.85 trillion version of Build Back Better passed by the U.S. House of Representatives on November 19, 2021 and sent to the Senate, and whose fate remains uncertain.

How did the Trust perform for the six-month period ended November 30, 2021?

All Trust returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended November 30, 2021, the Trust provided a total return based on market price of 0.55% and a total return based on NAV of 5.15%. As of November 30, 2021, the Trust’s market price of $23.58 per share represented a premium of 1.59% to its NAV of $23.21 per share. As of May 31, 2021, the Trust’s market price of $24.22 per share represented a premium of 6.23% to its NAV of $22.80 per share.

Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Trust expenses. The market price of the Trust’s shares fluctuates from time to time, and may be higher or lower than the Trust’s NAV.

During the period, the Trust paid a monthly distribution of $0.12573 per share. The most recent distribution represents an annualized rate of 6.40% based on the Trust’s closing market price of $23.58 on November 30, 2021.

There is no guarantee of future distributions or that the current returns and distribution rate will be maintained. The Trust’s distribution rate is not constant and the amount of distributions, when declared by the Trust’s Board of Trustees, is subject to change based on the performance of the Trust.

Please see the Distributions to Shareholders & Annualized Distribution Rate on page 25, and Note 2(g) on page 58 for more information on distributions for the period.

Please refer to the graphs and tables included within the Trust Summary, beginning on page 22 for additional information about the Trust’s performance.

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2021

How did other markets perform in this environment for the six-month period ended November 30, 2021?

Index	Total Return
Bloomberg Municipal Bond Index	0.56%
Bloomberg Taxable Municipal Index	3.25%
Bloomberg U.S. Aggregate Bond Index	1.02%
Bloomberg U.S. Corporate High Yield Index	1.07%
Credit Suisse Leveraged Loan Index	1.63%
ICE Bank of America Merrill Lynch Asset Backed Security Master BBB-AA Index	0.08%
ICE Bank of America Merrill Lynch Build America Bond Index	4.32%
Bloomberg U.S. Corporate Bond Index	1.94%

What was notable in the municipal market for the six-month period ended November 30, 2021?

The municipal market picked up in November, benefiting from a resolution of federal infrastructure legislation that might have aided the sector and falling interest rates spurred by the Omicron variant. For months earlier, accommodative monetary policy and optimism for more fiscal stimulus had benefitted performance.

Multiple rounds of federal stimulus, combined with better-than-expected tax collections, have helped state and local governments weather the budgetary pressures caused by the pandemic. Negative ratings activity, as measured by downgrades and downward outlook revisions, have continued to slow.

Issuance in calendar 2021 through November 30 reached just over $400 billion, compared with $443 billion for the same period in 2020; supply/demand conditions were expected to improve in the last weeks of the year, following slower activity during the late summer when the market anticipated muni-specific provisions in the infrastructure bill that would have boosted supply. Ultimately, the year’s issuance could rival that of 2020’s $474 billion.

Municipal bond funds inflows averaged more than $1.5 billion per week through September, but began to slow into the fourth quarter of 2021.

Rates were range bound during the period, despite rising concerns over inflation and shifting expectations on monetary policy, culminating in the Fed’s November announcement of a reduction in its bond purchasing program. As of November 30, 2021, ratios of the 10-year and 30-year municipal bond yield to the corresponding U.S. Treasury yields, approached about their widest level in 2021 at 73% and 84%, respectively, after falling to near record lows earlier in the year.

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2021

Discuss Trust asset allocation and respective performance for the six-month period ended November 30, 2021.

The percentage of the Trust’s long-term investments (excluding cash) that was invested in taxable municipal bond securities was approximately 64%, including 6% in taxable municipal bond closed-end funds. As noted, the Trust expanded its non-fundamental 80% investment policy to include, in addition to taxable municipal securities, other investment grade, income-generating debt securities.

The balance of the Trust’s Managed Assets was invested in high yield corporate bonds, ABS, bank loans, equities and other closed-end bond funds.

Performance was driven by lower interest rates, spread compression in many credit sectors, and earned income. Taxable municipal bonds as a category had the highest return over the period as noted in the table above, and the portfolio’s allocation to the sector drove total Fund returns. Corporate credit and structured credit were also net positive contributors.

The Fund opportunistically employed written covered call options on a very minor allocation to equity securities during the period as a hedge against equity risk. The use of written options detracted from performance during the period. The Fund also utilized forward foreign currency exchange contracts during the period to hedge portfolio foreign currency exposure. These contracts operated effectively as hedges. On a standalone basis, the forward foreign currency exchange contracts contributed to Fund performance.

Please refer to the graphs and tables included within the Trust Summary, beginning on page 22 for additional information about the Trust’s performance.

Discuss the Trust’s duration.

The level at which the Trust seeks to maintain its leverage-adjusted duration from generally less than 10 years to generally less than 15 years. On November 30, 2021, the Trust’s duration was 10.6 years. (Duration is a measure of a bond’s price sensitivity to changes in interest rates, expressed in years, and reflects the weighted average term to maturity of discounted bond cash flow). The Sub-Adviser may seek to manage the Trust’s duration in a flexible and opportunistic manner based primarily on then-current market conditions and interest rate levels.

Discuss the Trust’s use of leverage.

Since leverage adds to performance when the cost of leverage is less than the total return generated by investments, the use of financial leverage contributed to the Trust’s total return based on NAV during the period.

The Trust utilizes financial leverage as part of its investment strategy to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged. Leverage will not exceed 33.33% of the Trust’s Managed Assets.

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2021

As of November 30, 2021, the Trust’s leverage was approximately 26% of Managed Assets (including the proceeds of leverage), compared with about 29% at the beginning of the period. The Trust currently employs financial leverage through reverse repurchase agreements with five counterparties and a credit facility with a major bank.

Although financial leverage may create an opportunity for increased return for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the strategy will be successful. If income and gains earned on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, common shareholders’ return will be greater than if financial leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of financial leverage are less than the cost of the financial leverage, common shareholders’ return will be less than if financial leverage had not been used. The Trust may invest up to 20% of its Managed Assets in other investment companies, including U.S. registered investment companies such as closed-end funds and/or other U.S. or foreign pooled investment vehicles (collectively, “Investment Funds”). Investments in Investment Funds involve operating expenses and fees that are in addition to the expenses and fees borne by the Trust. Such expenses and fees attributable to the Trust’s investment in another Investment Fund are borne indirectly by common shareholders. Accordingly, investment in such entities involves expense and fee layering. To the extent management fees of Investment Funds are based on total gross assets, it may create an incentive for such entities’ managers to employ financial leverage, thereby adding additional expense and increasing volatility and risk. A performance-based fee arrangement may create incentives for an adviser or manager to take greater investment risks in the hope of earning a higher profit participation. Investments in Investment Funds frequently expose the Trust to an additional layer of financial leverage. The use of leverage by these Investment Funds may cause these Funds’ market price of common shares and/or NAV to be more volatile and can magnify the effect of any losses.

Index Definitions

Indices are unmanaged and reflect no expenses. It is not possible to invest directly in an index.

The Bloomberg Municipal Bond Index is considered representative of the broad market for investment grade, tax-exempt municipal bonds with a maturity of at least one year.

The Bloomberg Taxable Municipal Index tracks performance of investment-grade fixed income securities issued by state and local governments whose income is not exempt from tax, issued generally to finance a project or activity that does not meet certain “public purpose/use” requirements.

The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), ABS, and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2021

The Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

The Credit Suisse Leveraged Loan Index is an index designed to mirror the investable universe of the U.S.-dollar-denominated leveraged loan market.

The ICE Bank of America Merrill Lynch Asset Backed Security Master BBB-AA Index is a subset of the ICE Bank of America Merrill Lynch U.S. Fixed Rate Asset Backed Securities Index including all securities rated AA1 through BBB3, inclusive.

The ICE Bank of America Merrill Lynch Build America Bond Index is designed to track the performance of U.S. dollar-denominated Build America Bonds publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. market.

The Bloomberg U.S. Corporate Bond Index measures the investment grade, fixed-rate, taxable corporate bond market. It includes USD denominated securities publicly issued by US and non-US industrial, utility and financial issuers.

Risks and Other Considerations

The outbreak of COVID-19 and the recovery response causes at times disruption to consumer demand, economic output, and supply chains. There are still travel restrictions, quarantines, and disparate global vaccine distributions. As with other serious economic disruptions, governmental authorities and regulators have responded to this situation with significant fiscal and monetary policy changes. These include providing direct capital infusions into companies, introducing new monetary programs, and considerably lowering interest rates. In some cases, these responses resulted in negative interest rates and higher inflation. Recently, the U.S. and other governments have also made investments and engaged in infrastructure modernization projects that have also increased public debt and spending. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, continue to cause higher inflation, heighten investor uncertainty, and adversely affect the value of the Trust’s investments and the performance of the Trust. These actions also contribute to a risk that asset prices have a higher degree of correlation than historically seen across markets and asset classes. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Trust will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass.

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2021

There can be no assurance that the Trust will achieve its investment objectives. The value of the Trust will fluctuate with the value of the underlying securities. Risk is inherent in all investing, including the loss of your entire principal. Therefore, before investing you should consider the risks carefully. The Trust is subject to various risk factors, including investment risk, which could result in the loss of the entire principal amount that you invest. Certain of these risk factors are described below. Please see the Trust’s Prospectus, Statement of Additional Information (SAI) and guggenheiminvestments.com/gbab for a more detailed description of the risks of investing in the Trust. Shareholders may access the Trust’s Prospectus and SAI on the EDGAR Database on the Securities and Exchange Commission’s website at www.sec.gov.

The fact that a particular risk below is not specifically identified as being heightened under current conditions does not mean that the risk is not greater than under normal conditions.

Below Investment Grade Securities Risk. High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) may present additional risks because these securities may be less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit risk than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions. This exposure may be obtained through investments in other investment companies. Generally, the risks associated with high yield securities are heightened during times of weakening economic conditions or rising interest rates and are therefore especially heightened under current conditions.

Corporate Bond Risk. Corporate bonds are debt obligations issued by corporations and other business entities. Corporate bonds may be either secured or unsecured. Collateral used for secured debt includes real property, machinery, equipment, accounts receivable, stocks, bonds or notes. If a bond is unsecured, it is known as a debenture. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the corporation for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved. Interest on corporate bonds may be fixed or floating, or the bonds may be zero coupons. Interest on corporate bonds is typically paid semi-annually and is fully taxable to the bondholder. Corporate bonds contain elements of both interest-rate risk and credit risk. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates and may also be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. Corporate bonds usually yield more than government or agency bonds due to the presence of credit risk. Depending on the nature of the seniority provisions, a senior corporate bond may be junior to other credit securities of the issuer. The market value of a corporate bond may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT l 13

QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2021

time called for by an instrument. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific developments.

Short Sales Risk. The Trust may make short sales of securities. A short sale is a transaction in which the Trust sells a security it does not own. If the price of the security sold short increases between the time of the short sale and the time the Trust replaces the borrowed security, the Trust will incur a loss. Although the Trust’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Credit Risk. The Trust could lose money if the issuer or guarantor of a debt instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time or defaults. Also, the issuer, guarantor or counterparty may suffer adverse changes in its financial condition or be adversely affected by economic, political or social conditions that could lower the credit quality (or the market’s perception of the credit quality) of the issuer or instrument, leading to greater volatility in the price of the instrument and in shares of the Trust. Although credit quality may not accurately reflect the true credit risk of an instrument, a change in the credit quality rating of an instrument or an issuer can have a rapid, adverse effect on the instrument’s liquidity and make it more difficult for the Trust to sell at an advantageous price or time. The risk of the occurrence of these types of events is especially heightened under current conditions.

Current Fixed-Income and Debt Market Conditions. Fixed-income and debt market conditions are highly unpredictable and some parts of the market are subject to dislocations. In response to the crisis initially caused by the outbreak of COVID-19, as with other serious economic disruptions, governmental authorities and regulators have enacted and are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates considerably. These actions present heightened risks to fixed-income and debt instruments, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes. In light of these actions and current conditions, interest rates and bond yields in the United States and many other countries are at or near historic lows, and in some cases, such rates and yields are negative. The current very low or negative interest rates are magnifying the Trust’s susceptibility to interest rate risk and diminishing yield and performance. In addition, the current environment is exposing fixed-income and debt markets to significant volatility and reduced liquidity for Trust investments.

Interest Rate Risk. Fixed-income and other debt instruments are subject to the possibility that interest rates could change (or are expected to change). Changes in interest rates, including changes in reference rates used in fixed-income and other debt instruments (such as the London Interbank Offered Rate (“LIBOR”)) may adversely affect the Trust’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. In addition, changes in interest rates, including rates that fall below zero, can have unpredictable effects on markets and can adversely affect the Trust’s yield, income and performance. Generally, when interest rates increase, the values of

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fixed-income and other debt instruments decline, and when interest rates decrease, the values of fixed-income and other debt instruments rise. In response to the crisis initially caused by the outbreak of COVID-19, as with other serious economic disruptions, governmental authorities and regulators are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates considerably.

These actions present heightened risks to fixed-income and debt instruments, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes. In light of these actions and current conditions, interest rates and bond yields in the United States and many other countries are at or near historic lows, and in some cases, such rates and yields are negative. The current very low or negative interest rates are magnifying the Trust’s susceptibility to interest rate risk and diminishing yield and performance.

Leverage Risk. The Trust’s use of leverage, through borrowings or instruments such as derivatives, causes the Trust to be more volatile and riskier than if it had not been leveraged. Although the use of leverage by the Trust may create an opportunity for increased return, it also results in additional risks and can magnify the effect of any losses. The effect of leverage in a declining market is likely to cause a greater decline in the net asset value of the Trust than if the Trust were not leveraged, which may result in a greater decline in the market price of the Trust shares. There can be no assurance that a leveraging strategy will be implemented or that it will be successful during any period during which it is employed. Recent economic and market events have contributed to severe market volatility and caused severe liquidity strains in the credit markets. If dislocations in the credit markets continue, the Trust’s leverage costs may increase and there is a risk that the Trust may not be able to renew or replace existing leverage on favorable terms or at all. If the cost of leverage is no longer favorable, or if the Trust is otherwise required to reduce its leverage, the Trust may not be able to maintain distributions at historical levels and common shareholders will bear any costs associated with selling portfolio securities. The Trust’s total leverage may vary significantly over time. To the extent the Trust increases its amount of leverage outstanding, it will be more exposed to these risks.

Liquidity Risk. The Trust may invest in municipal securities that are, at the time of investment, illiquid. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value that the Trust values the securities. Illiquid securities may trade at a discount from comparable, more liquid securities and may be subject to wide fluctuations in market value. The Trust may be subject to significant delays in disposing of illiquid securities. Accordingly, the Trust may be forced to sell these securities at less than fair market value or may not be able to sell them when the Adviser believes it is desirable to do so. Illiquid securities also may entail registration expenses and other transaction costs that are higher than those for liquid securities. Dislocations in certain parts of markets are resulting in reduced liquidity for certain investments. It is uncertain when financial markets will improve. Liquidity of financial markets may also be affected by government intervention.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT l 15

QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2021

Management Risk. The Trust is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, causing the Trust to fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies.

Market Risk. The value of, or income generated by, the investments held by the Trust are subject to the possibility of rapid and unpredictable fluctuation. The value of certain investments (e.g., equity securities) tends to fluctuate more dramatically over the shorter term than do the value of other asset classes. These movements may result from factors affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation or expectations about inflation, investor confidence or economic, political, social or financial market conditions, natural/environmental disasters, cyber attacks, terrorism, governmental or quasigovernmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and other similar events, each of which may be temporary or last for extended periods. For example, the crisis initially caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, which could further increase volatility in securities and other financial markets, reduce market liquidity, heighten investor uncertainty and adversely affect the value of the Trust’s investments and the performance of the Trust. Administrative changes, policy reform and/or changes in law or governmental regulations can result in expropriation or nationalization of the investments of a company in which the Trust invests.

Municipal Securities Risk. The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. The secondary market for municipal securities also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Trust’s ability to sell such securities at prices approximating those at which the Trust may currently value them. In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations. Issuers of municipal securities might seek protection under bankruptcy laws. In the event of bankruptcy of such an issuer, holders of municipal securities could experience delays in collecting principal and interest and such holders may not be able to collect all principal and interest to which they are entitled. Legislative developments may result in changes to the laws relating to municipal bankruptcies. Each of the foregoing may adversely affect the Trust’s investments in municipal securities.

Build America Bonds (“BABs”) Risk. BABs are a form of municipal financing. The BABs market is smaller and less diverse than the broader municipal securities market. In addition, because the relevant provisions of the American Recovery and Reinvestment Act of 2009 were not extended, bonds issued after December 31, 2010 cannot qualify as BABs. There is no indication that Congress will renew the program to permit issuance of new Build America Bonds. As a result, the number of available BABs is limited, which may negatively affect the value of BABs. In addition, there can be no

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assurance that BABs will continue to be actively traded. It is difficult to predict the extent to which a market for such bonds will continue, meaning that BABs may experience greater illiquidity than other municipal obligations.

Special Risks Related to Certain Municipal Securities. The Trust may invest in municipal leases and certificates of participation in such leases, which involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment.

Taxable Municipal Securities Risk. While interest earned on municipal securities is generally not subject to federal tax, any interest earned on taxable municipal securities is fully taxable at the federal level and may be subject to tax at the state level. Additionally, litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on the ability of an issuer of municipal securities to make payments of principal and/or interest. Political changes and uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders can significantly affect municipal securities. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.

Debt Instruments Risk. The value of the Trust’s investments in debt instruments (including bonds issued by non-profit entities, municipal conduits and project finance corporations) depends on the continuing ability of the debt issuers to meet their obligations for the payment of interest and principal when due. The ability of debt issuers to make timely payments of interest and principal can be affected by a variety of developments and changes in legal, political, economic and other conditions. Investments in debt instruments present certain risks, including credit, interest rate, liquidity and prepayment risks. Issuers that rely directly or indirectly on government funding mechanisms or non-profit statutes, may be negatively affected by actions of the government, including reductions in government spending, increases in tax rates, and changes in fiscal policy. The value of a debt instrument may decline for many reasons that directly relate to the issuer, such as a change in the demand for the issuer’s goods or services, or a decline in the issuer’s performance, earnings or assets. In addition, changes in the financial condition of an individual issuer can affect the overall market for such instruments.

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2021

Municipal Conduit Bond Risk. Municipal conduit bonds, also referred to as private activity bonds or industrial revenue bonds, are bonds issued by state and local governments or other entities for the purpose of financing the projects of certain private enterprises. Unlike municipal bonds, municipal conduit bonds are not backed by the full faith, credit or general taxing power of the issuing governmental entity. Rather, issuances of municipal conduit bonds are backed solely by revenues of the private enterprise involved. Municipal conduit bonds are therefore subject to heightened credit risk, as the private enterprise involved can have a different credit profile than the issuing governmental entity. Municipal conduit bonds may be negatively impacted by conditions affecting either the general credit of the private enterprise or the project itself. Factors such as competitive pricing, construction delays, or lack of demand for the project could cause project revenues to fall short of projections, and defaults could occur. Municipal conduit bonds tend to have longer terms and thus are more susceptible to interest rate risk.

Project Finance Risk. Project finance is a type of financing commonly used for infrastructure, industry, and public service projects. In a project finance arrangement, the cash flow generated by the project is used to repay lenders while the project’s assets, rights and interest are held as secondary collateral. Investors involved in project finance face heightened technology risk, operational risk, and market risk because the cash flow generated by the project, rather than the revenues of the company behind the project, will repay investors. In addition, because of the project-specific nature of such arrangements, the Trust face the risk of loss of investment if the company behind the project determines not to complete it.

Risks of Investing in Debt Issued by Non-Profit Institutions. Investing in debt issued by non-profit institutions, including foundations, museums, cultural institutions, colleges, universities, hospitals and healthcare systems, involves different risks than investing in municipal bonds. Many non-profit entities are tax-exempt under Section 501(c)(3) of the Internal Revenue Code and risk losing their tax-exempt status if they do not comply with the requirements of that section. There is a risk that Congress or the IRS could pass new laws or regulations changing the requirements for tax-exempt status, which could result in a non-profit institution losing such status. Additionally, non-profit institutions that receive federal and state appropriations face the risk of a decrease in or loss of such appropriations. Hospitals and healthcare systems are highly regulated at the federal and state levels and face burdensome state licensing requirements. There is a risk that a state could refuse to renew a hospital’s license or that the passage of new laws or regulations, especially changes to Medicare or Medicaid reimbursement, could inhibit a hospital from growing its revenues. Hospitals and healthcare systems also face risks related to increased competition from other health care providers; increased costs of inpatient and outpatient care; and increased pressures from managed care organizations, insurers, and patients to cut the costs of medical care. There is a risk that non-profit institutions relying on philanthropy and donations to maintain their operations will receive less funding during economic downturns, such as the economic crisis initially caused by the COVID-19 pandemic.

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2021

Senior Loans Risk. The Trust may invest in senior secured floating rate loans made to corporations and other non-governmental entities and issuers (“Senior Loans”). Senior Loans typically hold the most senior position in the capital structure of the issuing entity, are typically secured with specific collateral and typically have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. The Trust’s investments in Senior Loans are typically below investment grade and are considered speculative because of the credit risk of their issuers. The risks associated with Senior Loans of below investment grade quality are similar to the risks of other lower grade securities, although Senior Loans are typically senior in payment priority and secured on a senior priority basis in contrast to subordinated and unsecured securities. Senior Loans’ higher priority has historically resulted in generally higher recoveries in the event of a corporate reorganization. In addition, because their interest payments are adjusted for changes in short-term interest rates, investments in Senior Loans have less interest rate risk than certain other lower grade securities, which may have fixed interest rates. The Trust invests in or is exposed to loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations, which are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements. The terms of many loans and other instruments are tied to LIBOR, which functions as a reference rate or benchmark. It is anticipated that LIBOR will ultimately be discontinued, which may cause increased volatility and illiquidity in the markets for instruments with terms tied to LIBOR or other adverse consequences, such as decreased yields and reduction in value, for these instruments. These events may adversely affect the Trust and its investments in such instruments.

Structured Finance Investments Risk. The Trust’s structured finance investments may consist of residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) issued by governmental entities and private issuers, asset-backed securities (“ABS”), structured notes, credit-linked notes and other types of structured finance securities. Holders of structured finance investments bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Trust may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. The Trust may invest in structured finance products collateralized by low grade or defaulted loans or securities. Investments in such structured finance products are subject to the risks associated with below investment grade securities. Such securities are characterized by high risk. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. Structured finance securities are typically privately offered and sold, and thus are not registered under the securities laws. As a result, investments in structured finance securities may be characterized by the Trust as illiquid securities; however, an active dealer market may exist which would allow such securities to be considered liquid in some circumstances.

Asset-Backed Securities Risk. While traditional fixed-income securities typically pay a fixed rate of interest until maturity, when the entire principal amount is due, an ABS represents an interest in a pool of assets, such as automobile loans, credit card receivables, unsecured consumer loans or student loans, that has been securitized and provides for monthly payments of interest, at a fixed or

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2021

floating rate, and principal from the cash flow of these assets. This pool of assets (and any related assets of the issuing entity) is the only source of payment for the ABS. The ability of an ABS issuer to make payments on the ABS, and the timing of such payments, is therefore dependent on collections on these underlying assets. The recoveries on the underlying collateral may not, in some cases, be sufficient to support payments on these securities, which may result in losses to investors in an ABS. The collateral underlying ABS may constitute assets related to a wide range of industries such as credit card and automobile receivables or other assets derived from consumer, commercial or corporate sectors, and these underlying assets may be secured or unsecured. These risks are elevated given the currently distressed economic, market, labor and public health conditions.

Mortgage-Backed Securities Risk. Mortgage-backed securities (“MBS”) represent an interest in a pool of mortgages. Mortgage-backed securities generally are classified as either commercial mortgage backed securities (“CMBS”) or residential mortgage-backed securities (“RMBS”), each of which are subject to certain specific risks. The risks associated with mortgage-backed securities include: (1) credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; (2) adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on mortgage-backed securities secured by loans on certain types of commercial properties than on those secured by loans on residential properties; (3) prepayment risk, which can lead to significant fluctuations in the value of the mortgage-backed security; (4) loss of all or part of the premium, if any, paid; and (5) decline in the market value of the security, whether resulting from changes in interest rates, prepayments on the underlying mortgage collateral or perceptions of the credit risk associated with the underlying mortgage collateral. The value of mortgage-backed securities may be substantially dependent on the servicing of the underlying pool of mortgages.

Collateralized Loan Obligation (“CLO”), Collateralized Debt Obligation (“CDO”) and Collateralized Bond Obligation (“CBO”) Risk. In addition to the general risks associated with debt securities discussed herein, CLOs, CDOs, CBOs are subject to additional risks. CLOs, CDOs and CBOs are subject to risks associated with the possibility that distributions from collateral securities may not be adequate to make interest or other payments. The value of securities issued by CLOs, CDOs and CBOs also may change because of changes in market value; changes in the market’s perception of the creditworthiness of the servicer of the assets, the originator of an asset in the pool, or the financial institution or fund providing the credit support or enhancement; loan performance and prices; broader market sentiment, including expectations regarding future loan defaults; liquidity conditions; and supply and demand for structured products.

Investment Funds Risk. As an alternative to holding investments directly, the Trust may also obtain investment exposure to securities in which it may invest directly by investing up to 20% of its Managed Assets in Investment Funds. Investments in Investment Funds present certain special considerations and risks not present in making direct investments in securities in which the Trust may invest. Investments in Investment Funds involve operating expenses and fees that are in addition to the expenses and fees borne by the Trust. Such expenses and fees attributable to the Trust’s investment in another Investment Fund are borne indirectly by common shareholders. Accordingly,

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2021

investment in such entities involves expense and fee layering. To the extent management fees of Investment Funds are based on total gross assets, it may create an incentive for such entities’ managers to employ financial leverage, thereby adding additional expense and increasing volatility and risk. A performance-based fee arrangement may create incentives for an adviser or manager to take greater investment risks in the hope of earning a higher profit participation. Investments in Investment Funds frequently expose the Trust to an additional layer of financial leverage. The use of leverage by these Investment Funds may cause these Funds’ market price of common shares and/or NAV to be more volatile and can magnify the effect of any losses.

In addition to the foregoing risks, investors should note that the Trust reserves the right to merge or reorganize with another fund, liquidate or convert into an open-end fund, in each case subject to applicable approvals by shareholders and the Trust’s Board of Trustees as required by law and the Trust’s governing documents.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT l 21

TRUST SUMMARY (Unaudited)	November 30, 2021

Trust Statistics
Share Price	$23.58
Net Asset Value	$23.21
Premium to NAV	1.59%
Net Assets ($000)	$501,983

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED NOVEMBER 30, 2021

	Six months	One	Three	Five	Ten
	(non-annualized)	Year	Year	Year	Year
Guggenheim Taxable Municipal Bond & Investment
Grade Debt Trust
NAV	5.15%	7.39%	8.66%	7.02%	7.63%
Market	0.55%	2.30%	10.61%	9.34%	8.57%
Bloomberg Taxable Municipal Index	3.25%	2.96%	8.54%	6.35%	5.88%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Trust expenses. The deduction of taxes that a shareholder would pay on Trust distributions or the sale of Trust shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com/gbab. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when sold, may be worth more or less than their original cost.

The referenced index is an unmanaged index and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

Portfolio Breakdown	% of Net Assets
Municipal Bonds	76.0%
Corporate Bonds	22.3%
Closed-End Funds	15.7%
Senior Floating Rate Interests	12.4%
Preferred Stocks	4.1%
Asset-Backed Securities	3.0%
Common Stocks	2.1%
Warrants	0.4%
Collateralized Mortgage Obligations	0.1%
Total Investments	136.1%
Options Written	(0.2%)
Other Assets & Liabilities, net	(35.9%)
Net Assets	100.0%

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TRUST SUMMARY (Unaudited) continued	November 30, 2021

Ten Largest Holdings	% of Net Assets
BlackRock Taxable Municipal Bond Trust	5.6%
New Jersey Turnpike Authority Revenue Bonds, 7.10%	3.2%
State of West Virginia, Higher Education Policy Commission, Revenue Bonds,
Federally Taxable Build America Bonds 2010, 7.65%	3.2%
Dallas, Texas, Convention Center Hotel Development Corporation, Hotel Revenue
Bonds, Taxable Build America Bonds, 7.09%	2.9%
Westchester County Health Care Corporation, Revenue Bonds, Taxable Build
America Bonds, 8.57%	2.8%
School District of Philadelphia, Pennsylvania, General Obligation Bonds, Series 2011A,
Qualified School Construction Bonds – (Federally Taxable – Direct Subsidy), 6.00%	2.6%
Oklahoma Development Finance Authority Revenue Bonds, 5.45%	2.5%
Nuveen Taxable Municipal Income Fund	2.4%
Santa Ana Unified School District, California, General Obligation Bonds, Federal
Taxable Build America Bonds, 7.10%	2.4%
Washington State University, Housing and Dining System Revenue Bonds, Taxable
Build America Bonds, 7.40%	2.1%
Top Ten Total	29.7%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Portfolio breakdown and holdings are subject to change daily. For more information, please visit guggenheiminvestments.com/gbab. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee futures results.

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TRUST SUMMARY (Unaudited) continued	November 30, 2021

Portfolio Composition by Quality Rating1

% of Total
Rating	Investments
Fixed Income Instruments
AAA	0.7%
AA	31.0%
A	21.3%
BBB	14.0%
BB	6.0%
B	9.9%
CCC	0.7%
NR2	1.5%
Other Instruments	14.9%
Total Investments	100.0%

1	Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All rate securities have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.
2	NR (not rated) securities do not necessarily indicate low credit quality.

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TRUST SUMMARY (Unaudited) continued	November 30, 2021

Share Price & NAV History

Distributions to Shareholders & Annualized Distribution Rate

All or a portion of the above distributions may be characterized as a return of capital. For the calendar year ended December 31, 2021, 100% of the distributions were characterized as ordinary income. The final determination of the tax character of the distributions paid by the Trust in 2021 will be reported to shareholders in January 2022.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT l 25

SCHEDULE OF INVESTMENTS (Unaudited)	November 30, 2021

	Shares	Value
COMMON STOCKS† – 2.1%
Financial – 1.8%
Pershing Square Tontine Holdings Ltd. — Class A*,1	213,570	$ 4,305,571
KKR Acquisition Holdings I Corp. — Class A*,1	91,903	901,569
RXR Acquisition Corp. — Class A*,1	83,445	814,424
AfterNext HealthTech Acquisition Corp. — Class A*,1	57,700	561,998
Conyers Park III Acquisition Corp. — Class A*,1	53,700	526,260
Acropolis Infrastructure Acquisition Corp. — Class A*,1	37,800	366,660
Blue Whale Acquisition Corp.*,1	31,200	302,328
Waverley Capital Acquisition Corp. 1*,1	25,500	252,450
Waverley Capital Acquisition Corporation 1 — Class A*,1	25,500	247,095
TPG Pace Beneficial II Corp.*,1	20,402	204,020
Colicity, Inc. — Class A*,1	18,326	179,228
MSD Acquisition Corp. — Class A*,1	13,618	134,818
TPG Pace Solutions Corp.*,1	10,238	101,356
Colicity, Inc.*,1	1,706	17,060
Total Financial		8,914,837
Technology – 0.3%
Matterport, Inc.*,15	46,500	1,505,670
Communications – 0.0%
Figs, Inc. — Class A*,15	3,754	124,783
Consumer, Non-cyclical – 0.0%
Targus Group International Equity, Inc.*,†††,2	17,838	47,283
Industrial – 0.0%
BP Holdco LLC*,†††,2	15,619	11,011
Vector Phoenix Holdings, LP*,†††	15,619	4,295
Total Industrial		15,306
Total Common Stocks
(Cost $9,241,165)		10,607,879

PREFERRED STOCKS†† – 4.1%
Financial – 4.1%
Equitable Holdings, Inc., 4.30%	140,000	3,466,400
W R Berkley Corp., 4.13% due 03/30/61	96,000	2,466,240
First Republic Bank
4.50%	54,000	1,331,640
4.25%	46,000	1,102,620
Wells Fargo & Co., 3.90%*,3,4	2,300,000	2,313,800
Charles Schwab Corp., 4.00%*,3,4	2,300,000	2,277,000
Citigroup, Inc.*,3,4
4.00%	1,100,000	1,097,250
3.88%	1,100,000	1,089,000
Bank of America Corp., 4.13%	76,000	1,854,400
Kuvare US Holdings, Inc., 7.00% due 02/17/51*,4,5	1,500,000	1,627,500

See notes to financial statements.

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SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

	Shares	Value
PREFERRED STOCKS†† – 4.1% (continued)
Financial – 4.1% (continued)
PartnerRe Ltd., 4.88%	46,000	$ 1,185,880
Selective Insurance Group, Inc., 4.60%	20,000	499,400
Total Financial		20,311,130
Total Preferred Stocks
(Cost $20,250,000)		20,311,130
WARRANTS† – 0.4%
Matterport, Inc.
Expiring 08/24/27*	79,524	1,658,075
Pershing Square Tontine Holdings, Ltd.
Expiring 07/24/25*,1	23,730	37,493
Ginkgo Bioworks Holdings, Inc.
Expiring 12/31/27*	9,372	29,803
KKR Acquisition Holdings I Corp. – Class A
Expiring 12/31/27*,1	22,975	24,583
Conyers Park III Acquisition Corp.
Expiring 08/12/28*	17,900	22,733
AfterNext HealthTech Acquisition Corp.
Expiring 07/09/23*	19,233	16,156
RXR Acquisition Corp. – Class A
Expiring 03/08/26*,1	16,686	12,515
Acropolis Infrastructure Acquisition Corp.
Expiring 03/31/26*,1	12,600	11,341
Blue Whale Acquisition Corp.
Expiring 07/30/26*,1	7,800	8,658
Waverley Capital Acquisition Corp.
Expiring 04/30/27*,1	8,500	5,865
Colicity, Inc. – Class A
Expiring 12/31/27*,1	3,663	3,920
MSD Acquisition Corp.
Expiring 05/13/23*,1	2,723	3,567
Total Warrants
(Cost $540,006)		1,834,709
CLOSED-END FUNDS† – 15.7%
BlackRock Taxable Municipal Bond Trust	1,073,726	27,959,825
Nuveen Taxable Municipal Income Fund	537,476	12,179,206
Nuveen AMT-Free Quality Municipal Income Fund	441,210	6,746,101
Nuveen Quality Municipal Income Fund	383,883	6,003,930
Nuveen AMT-Free Municipal Credit Income Fund	311,829	5,506,900
Invesco Municipal Opportunity Trust	294,527	3,967,279
Invesco Trust for Investment Grade Municipals	254,270	3,488,584
Invesco Municipal Trust	242,605	3,316,410
BlackRock MuniVest Fund, Inc.	280,434	2,664,123

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT l 27

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

	Face
	Amount~	Value
CLOSED-END FUNDS† – 15.7% (continued)
Nuveen California Quality Municipal Income Fund	140,274	$ 2,165,831
Invesco Advantage Municipal Income Trust II	175,897	2,128,354
BNY Mellon Strategic Municipals, Inc.	172,231	1,450,185
Eaton Vance Municipal Income Trust	86,288	1,182,146
Total Closed-End Funds
(Cost $74,440,187)		78,758,874
MUNICIPAL BONDS†† – 76.0%
California – 12.2%
Santa Ana Unified School District, California, General Obligation Bonds,
Federal Taxable Build America Bonds[14]
7.10% due 08/01/40	7,785,000	12,079,100
6.80% due 08/01/30	2,245,000	3,049,618
Oakland Unified School District, County of Alameda, California, Taxable General
Obligation Bonds, Election of 2006, Qualified School Construction
Bonds, Series 2012B
6.88% due 08/01/33[3]	10,000,000	10,341,509
Long Beach Unified School District, California, Qualified School Construction
Bonds, Federally Taxable, Election of 2008, General Obligation Bonds
5.91% due 08/01/25[3]	7,500,000	8,313,518
East Side Union High School District General Obligation Unlimited
3.13% due 08/01/42	7,500,000	7,766,474
California Public Finance Authority Revenue Bonds
3.27% due 10/15/43	4,800,000	4,957,138
Oakland Unified School District/Alameda County General Obligation Unlimited
3.12% due 08/01/40	2,450,000	2,509,897
Marin Community College District General Obligation Unlimited
4.03% due 08/01/38[3]	2,000,000	2,244,332
Hillsborough City School District General Obligation Unlimited
due 09/01/38[4]	1,600,000	990,721
due 09/01/37[4]	1,120,000	726,162
due 09/01/40[4]	500,000	282,482
San Jose Evergreen Community College District General Obligation Unlimited
3.06% due 09/01/45	1,500,000	1,542,935
Manteca Redevelopment Agency Successor Agency Tax Allocation
3.21% due 10/01/42	1,400,000	1,429,361
Monrovia Unified School District, Los Angeles County, California, Election of 2006
General Obligation Bonds, Build America Bonds, Federally Taxable[14]
7.25% due 08/01/28	1,025,000	1,253,726
Placentia-Yorba Linda Unified School District (Orange County, California), General
Obligation Bonds, Federally Taxable Direct-Pay Qualified School Construction
Bonds, Election of 2008
5.40% due 02/01/26[3]	1,000,000	1,163,186
Cypress School District General Obligation Unlimited
6.65% due 08/01/25	660,000	735,727

See notes to financial statements.

28 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

	Face
	Amount~	Value
MUNICIPAL BONDS†† – 76.0% (continued)
California – 12.2% (continued)
California State University Revenue Bonds
3.90% due 11/01/47[3]	500,000	$ 591,303
Alhambra Unified School District General Obligation Unlimited
6.70% due 02/01/26[3]	500,000	571,948
Norman Y Mineta San Jose International Airport SJC Revenue Bonds
3.27% due 03/01/40	250,000	256,710
3.29% due 03/01/41	70,000	71,477
Riverside County Redevelopment Successor Agency Tax Allocation
3.88% due 10/01/37	250,000	272,401
Total California		61,149,725
Texas – 11.5%
Dallas, Texas, Convention Center Hotel Development Corporation, Hotel Revenue
Bonds, Taxable Build America Bonds[14]
7.09% due 01/01/42[3]	10,020,000	14,276,199
Harris County Cultural Education Facilities Finance Corp. Revenue Bonds
3.34% due 11/15/37[3]	8,900,000	9,461,817
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds
3.42% due 09/01/50	8,000,000	8,360,547
City of San Antonio Texas Electric & Gas Systems Revenue Bonds
2.91% due 02/01/48	6,800,000	7,002,807
Dallas/Fort Worth International Airport Revenue Bonds
2.92% due 11/01/50[3]	6,500,000	6,778,637
Central Texas Regional Mobility Authority Revenue Bonds
3.29% due 01/01/42[3]	5,250,000	5,362,121
3.27% due 01/01/45	1,000,000	1,010,083
City of Garland Texas Electric Utility System Revenue Bonds
3.15% due 03/01/51	2,400,000	2,459,107
City of Austin Texas Rental Car Special Facility Revenue Bonds
2.86% due 11/15/42	2,200,000	2,271,093
Total Texas		56,982,411
Washington – 8.1%
Washington State University, Housing and Dining System Revenue Bonds, Taxable
Build America Bonds[14]
7.40% due 04/01/41	6,675,000	10,549,838
7.10% due 04/01/32	3,325,000	4,495,212
Central Washington University Revenue Bonds
6.95% due 05/01/40	5,000,000	7,255,346
Washington State Convention Center Public Facilities District, Lodging Tax Bonds,
Taxable Build America Bonds[14]
6.79% due 07/01/40	4,950,000	6,542,671
Central Washington University, System Revenue Bonds, 2010, Taxable Build
America Bonds[14]
6.50% due 05/01/30	5,000,000	6,230,742

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT l 29

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

	Face
	Amount~	Value
MUNICIPAL BONDS†† – 76.0% (continued)
Washington – 8.1% (continued)
County of Pierce Washington Sewer Revenue Revenue Bonds
2.87% due 08/01/42	4,300,000	$ 4,396,956
King County Public Hospital District No. 2 General Obligation Limited
3.11% due 12/01/44	1,100,000	1,122,800
Port of Seattle Washington Revenue Bonds
3.76% due 05/01/36	300,000	328,753
Total Washington		40,922,318
New Jersey – 4.4%
New Jersey Turnpike Authority Revenue Bonds, Taxable Build America Bonds[14]
7.10% due 01/01/41[3]	10,000,000	16,045,494
New Jersey Educational Facilities Authority Revenue Bonds
3.51% due 07/01/42[3]	3,500,000	3,720,511
New Jersey Turnpike Authority Revenue Bonds
2.78% due 01/01/40[3]	2,500,000	2,546,967
Total New Jersey		22,312,972
Pennsylvania – 4.4%
School District of Philadelphia, Pennsylvania, General Obligation Bonds, Series 2011A,
Qualified School Construction Bonds – (Federally Taxable – Direct Subsidy)
6.00% due 09/01/30	10,330,000	12,982,176
Pittsburgh, Pennsylvania, School District, Taxable Qualified School Construction Bonds
6.85% due 09/01/29[3]	6,895,000	8,977,923
Doylestown Hospital Authority Revenue Bonds
3.95% due 07/01/24	185,000	184,731
Total Pennsylvania		22,144,830
New York – 4.2%
Westchester County Health Care Corporation, Revenue Bonds, Taxable Build
America Bonds[14]
8.57% due 11/01/40[3]	10,010,000	14,160,736
Westchester County Local Development Corp. Revenue Bonds
3.85% due 11/01/50[3]	4,250,000	4,545,657
New York City Industrial Development Agency Revenue Bonds
2.73% due 03/01/34[3]	2,250,000	2,317,028
Total New York		21,023,421
Illinois – 3.9%
Chicago, Illinois, Second Lien Wastewater Transmission Revenue Project Bonds, Taxable
Build America Bonds[14]
6.90% due 01/01/40[3]	5,100,000	7,325,225
Illinois, General Obligation Bonds, Taxable Build America Bonds[14]
7.35% due 07/01/35[3]	5,000,000	6,402,781
Chicago, Illinois, Second Lien Water Revenue Bonds, Taxable Build America Bonds[14]
6.74% due 11/01/40	2,990,000	4,306,177

See notes to financial statements.

30 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

	Face
	Amount~	Value
MUNICIPAL BONDS†† – 76.0% (continued)
Illinois – 3.9% (continued)
State of Illinois General Obligation Unlimited
6.63% due 02/01/35	930,000	$ 1,155,250
6.73% due 04/01/35	200,000	250,461
Chicago Board of Education General Obligation Unlimited
6.14% due 12/01/39	195,000	243,076
Total Illinois		19,682,970
Ohio – 3.7%
County of Franklin Ohio Revenue Bonds
2.88% due 11/01/50[3]	8,900,000	9,224,674
American Municipal Power, Inc., Combined Hydroelectric Projects Revenue Bonds,
New Clean Renewable Energy Bonds
7.33% due 02/15/28[3]	5,000,000	6,242,707
Madison Local School District, Richland County, Ohio, School Improvement, Taxable
Qualified School Construction Bonds
6.65% due 12/01/29[3]	2,500,000	2,508,846
Toronto City School District, Ohio, Qualified School Construction Bonds General
Obligation Bonds
7.00% due 12/01/28	995,000	998,102
Total Ohio		18,974,329
Alabama – 3.3%
Alabama State University, General Tuition and Fee Revenue Bonds, Taxable Direct-Pay
Build America Bonds[14]
7.20% due 09/01/38[3]	5,000,000	5,020,815
7.10% due 09/01/35	3,000,000	3,012,980
7.25% due 09/01/40	2,000,000	2,008,235
Auburn University Revenue Bonds
2.68% due 06/01/50[3]	6,500,000	6,407,499
Total Alabama		16,449,529
Oklahoma – 3.2%
Oklahoma Development Finance Authority Revenue Bonds
5.45% due 08/15/28	10,950,000	12,362,896
Tulsa Airports Improvement Trust Revenue Bonds
3.10% due 06/01/45	3,700,000	3,670,594
Oklahoma State University Revenue Bonds
4.13% due 08/01/48	150,000	164,653
Total Oklahoma		16,198,143
West Virginia – 3.2%
State of West Virginia, Higher Education Policy Commission, Revenue Bonds, Federally
Taxable Build America Bonds 2010[14]
7.65% due 04/01/40	10,000,000	15,974,656

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT l 31

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

	Face
	Amount~	Value
MUNICIPAL BONDS†† – 76.0% (continued)
Georgia – 2.6%
Atlanta & Fulton County Recreation Authority Revenue Bonds
5.10% due 12/01/47[3]	6,000,000	$ 7,994,422
Georgia Municipal Association, Inc., Certificates of Participation, DeKalb County
Public Schools Project
5.21% due 12/01/22[3]	5,000,000	5,181,359
Total Georgia		13,175,781
Indiana – 2.4%
Evansville-Vanderburgh School Building Corp. Revenue Bonds
6.50% due 01/15/30[3]	8,690,000	8,726,680
County of Knox Indiana Revenue Bonds
5.90% due 04/01/34[3]	2,920,000	3,174,669
Total Indiana		11,901,349
Michigan – 2.3%
Detroit City School District General Obligation Unlimited
7.75% due 05/01/39[3]	2,575,000	3,908,684
Detroit, Michigan, School District, School Building and Site Bonds, Unlimited Tax
General Obligation Bonds, Taxable Qualified School Construction Bonds
6.65% due 05/01/29[3]	2,640,000	3,471,192
Fraser Public School District, Macomb County, Michigan, General Obligation Federally
Taxable School Construction Bonds, 2011 School Building and Site Bonds
6.05% due 05/01/26[3]	2,510,000	2,518,494
Oakridge, Michigan, Public Schools, Unlimited Tax General Obligation Bonds
6.75% due 05/01/26	1,000,000	1,004,450
Comstock Park Public Schools General Obligation Unlimited
6.30% due 05/01/26[3]	415,000	416,676
Total Michigan		11,319,496
Colorado – 1.5%
University of Colorado Revenue Bonds
2.81% due 06/01/48[3]	4,250,000	4,323,716
Colorado, Building Excellent Schools Today, Certificates of Participation, Taxable
Qualified School Construction
6.82% due 03/15/28[3]	2,500,000	3,211,729
Total Colorado		7,535,445
South Carolina – 1.5%
County of Horry South Carolina Airport Revenue Bonds, Build America Bonds[14]
7.33% due 07/01/40	5,000,000	7,326,294

See notes to financial statements.

32 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

	Face
	Amount~	Value

MUNICIPAL BONDS†† – 76.0% (continued)
Massachusetts – 1.3%
Massachusetts Port Authority Revenue Bonds
2.72% due 07/01/42	3,400,000	$ 3,412,303
2.87% due 07/01/51	750,000	751,353
Massachusetts Development Finance Agency Revenue Bonds, Build America Bonds[14]
3.52% due 10/01/46[3]	2,250,000	2,358,386
Total Massachusetts		6,522,042
New Hampshire – 1.0%
New Hampshire Business Finance Authority Revenue Bonds
3.27% due 05/01/51[3]	4,800,000	4,953,690
Mississippi – 0.9%
Medical Center Educational Building Corp. Revenue Bonds
2.92% due 06/01/41[3]	4,500,000	4,531,029
Wisconsin – 0.3%
State of Wisconsin General Obligation Unlimited
2.49% due 05/01/42	1,650,000	1,656,619
Minnesota – 0.1%
City of State Paul Minnesota Sales & Use Tax Revenue Tax Allocation
3.89% due 11/01/35	250,000	273,253
Arkansas – 0.0%
University of Arkansas Revenue Bonds
3.10% due 12/01/41	250,000	253,629
District of Columbia – 0.0%
Washington Convention & Sports Authority Revenue Bonds
4.31% due 10/01/40	100,000	108,075
Total Municipal Bonds
(Cost $320,322,463)		381,372,006
CORPORATE BONDS†† – 22.3%
Financial – 8.1%
Central Storage Safety Project Trust
4.82% due 02/01/38[3,5]	6,690,880	7,669,148
Wilton RE Ltd.
6.00%†††,6,7,8	3,800,000	4,004,706
Pershing Square Holdings Ltd.
3.25% due 10/01/31	2,100,000	2,105,498
3.25% due 11/15/30[6]	1,000,000	1,007,540
Maple Grove Funding Trust I
4.16% due 08/15/51[6]	2,500,000	2,648,233
Massachusetts Mutual Life Insurance Co.
3.20% due 12/01/61[6]	2,500,000	2,530,939
Liberty Mutual Group, Inc.
4.30% due 02/01/61[3,6]	2,700,000	2,517,750

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT l 33

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

	Face
	Amount~	Value
CORPORATE BONDS†† – 22.3% (continued)
Financial – 8.1% (continued)
Home Point Capital, Inc.
5.00% due 02/01/26[3,6]	2,250,000	$ 2,082,533
Jefferies Finance LLC / JFIN Company-Issuer Corp.
5.00% due 08/15/28[6]	1,500,000	1,500,000
National Life Insurance Co.
10.50% due 09/15/39[3,6]	900,000	1,496,992
Global Atlantic Finance Co.
4.70% due 10/15/51[6,8]	1,450,000	1,484,735
Stewart Information Services Corp.
3.60% due 11/15/31	1,350,000	1,372,302
Fairfax Financial Holdings Ltd.
3.38% due 03/03/31[3]	1,200,000	1,235,947
Bank of New York Mellon Corp.
3.75%[7,8]	1,250,000	1,225,000
Kennedy-Wilson, Inc.
5.00% due 03/01/31[3]	1,150,000	1,174,460
United Wholesale Mortgage LLC
5.50% due 11/15/25[6]	1,100,000	1,094,500
NFP Corp.
6.88% due 08/15/28[3,6]	1,100,000	1,089,781
Keenan Fort Detrick Energy LLC
4.17% due 11/15/48[3,6]	1,000,000	1,077,604
LPL Holdings, Inc.
4.00% due 03/15/29[3,6]	800,000	803,352
QBE Insurance Group Ltd.
5.88%[6,7,8]	650,000	699,562
Hunt Companies, Inc.
5.25% due 04/15/29[6]	600,000	583,500
Jane Street Group / JSG Finance, Inc.
4.50% due 11/15/29[6]	550,000	549,175
HUB International Ltd.
5.63% due 12/01/29[6]	550,000	548,834
Total Financial		40,502,091
Consumer, Cyclical – 4.2%
Delta Air Lines, Inc.
7.00% due 05/01/25[3,6]	5,400,000	6,204,174
Marriott International, Inc.
2.85% due 04/15/31[3]	2,930,000	2,942,773
5.75% due 05/01/25[3]	320,000	361,156
United Airlines, Inc.
4.63% due 04/15/29[3,6]	2,200,000	2,188,296
British Airways Class A Pass Through Trust
4.25% due 11/15/32[3,6]	1,263,215	1,361,975

See notes to financial statements.

34 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

	Face
	Amount~	Value
CORPORATE BONDS†† – 22.3% (continued)
Consumer, Cyclical – 4.2% (continued)
Hyatt Hotels Corp.
5.75% due 04/23/30[3]	1,100,000	$ 1,321,605
Aramark Services, Inc.
6.38% due 05/01/25[3,6]	1,150,000	1,199,450
5.00% due 02/01/28[6]	70,000	70,350
JB Poindexter & Company, Inc.
7.13% due 04/15/26[3,6]	1,000,000	1,035,000
Air Canada
4.63% due 08/15/29[6]	CAD 1,050,000	822,014
Six Flags Theme Parks, Inc.
7.00% due 07/01/25[3,6]	600,000	631,344
PetSmart, Inc. / PetSmart Finance Corp.
4.75% due 02/15/28[3,6]	600,000	607,263
Wabash National Corp.
4.50% due 10/15/28[6]	500,000	487,500
Hawaiian Brand Intellectual Property Ltd. / HawaiianMiles Loyalty Ltd.
5.75% due 01/20/26[3,6]	450,000	459,842
Vail Resorts, Inc.
6.25% due 05/15/25[3,6]	400,000	418,000
Suburban Propane Partners Limited Partnership/Suburban Energy Finance Corp.
5.00% due 06/01/31[6]	300,000	296,250
Superior Plus Limited Partnership / Superior General Partner, Inc.
4.50% due 03/15/29[3,6]	250,000	254,775
Station Casinos LLC
4.63% due 12/01/31[6]	200,000	198,250
Boyne USA, Inc.
4.75% due 05/15/29[3,6]	150,000	151,125
Yum! Brands, Inc.
7.75% due 04/01/25[6]	100,000	105,406
Boyd Gaming Corp.
8.63% due 06/01/25[3,6]	88,000	94,160
Total Consumer, Cyclical		21,210,708
Consumer, Non-cyclical – 3.1%
Beth Israel Lahey Health, Inc.
3.08% due 07/01/51[3]	2,500,000	2,591,372
Tufts Medical Center, Inc.
7.00% due 01/01/38	1,500,000	2,087,426
US Foods, Inc.
6.25% due 04/15/25[3,6]	1,300,000	1,352,910
4.75% due 02/15/29[3,6]	350,000	354,340
Altria Group, Inc.
3.70% due 02/04/51[3]	1,500,000	1,415,904
Post Holdings, Inc.
4.50% due 09/15/31[3,6]	1,300,000	1,254,526

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT l 35

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

	Face
	Amount~	Value
CORPORATE BONDS†† – 22.3% (continued)
Consumer, Non-cyclical – 3.1% (continued)
CPI CG, Inc.
8.63% due 03/15/26[3,6]	1,000,000	$ 1,062,500
Sotheby’s
7.38% due 10/15/27[3,6]	1,000,000	1,045,000
BCP V Modular Services Finance II plc
6.13% due 10/30/28	GBP 750,000	982,485
Cheplapharm Arzneimittel GmbH
5.50% due 01/15/28[3,6]	600,000	599,820
Sotheby’s/Bidfair Holdings, Inc.
5.88% due 06/01/29[6]	500,000	502,031
Mozart Debt Merger Sub, Inc.
5.25% due 10/01/29[6]	450,000	449,437
Grifols Escrow Issuer S.A.
4.75% due 10/15/28[6]	450,000	445,500
Endo Luxembourg Finance Company I SARL / Endo US, Inc.
6.13% due 04/01/29[3,6]	350,000	342,843
Sabre GLBL, Inc.
9.25% due 04/15/25[3,6]	300,000	333,750
Rent-A-Center, Inc.
6.38% due 02/15/29[3,6]	250,000	256,358
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.
7.00% due 12/31/27[3,6]	260,000	249,600
Performance Food Group, Inc.
6.88% due 05/01/25[6]	225,000	235,687
Total Consumer, Non-cyclical		15,561,489
Industrial – 2.9%
Boeing Co.
5.81% due 05/01/50[3]	4,000,000	5,395,240
New Enterprise Stone & Lime Company, Inc.
5.25% due 07/15/28[6]	700,000	698,250
9.75% due 07/15/28[3,6]	575,000	615,359
Cellnex Finance Company S.A.
3.88% due 07/07/41[6]	1,250,000	1,215,450
Artera Services LLC
9.03% due 12/04/25[3,6]	1,050,000	1,055,250
Dyal Capital Partners IV
3.65% due 02/22/41†††	1,000,000	990,232
JELD-WEN, Inc.
6.25% due 05/15/25[3,6]	850,000	886,125
Deuce FinCo plc
5.50% due 06/15/27	GBP 500,000	659,811
Cleaver-Brooks, Inc.
7.88% due 03/01/23[3,6]	650,000	637,000

See notes to financial statements.

36 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

	Face
	Amount~	Value
CORPORATE BONDS†† – 22.3% (continued)
Industrial – 2.9% (continued)
Summit Materials LLC / Summit Materials Finance Corp.
6.50% due 03/15/27[3,6]	600,000	$ 623,250
Mauser Packaging Solutions Holding Co.
8.50% due 04/15/24[3,6]	600,000	618,000
Howmet Aerospace, Inc.
6.88% due 05/01/25[3]	350,000	400,750
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance plc
4.00% due 09/01/29[3,6]	400,000	387,860
Great Lakes Dredge & Dock Corp.
5.25% due 06/01/29[3,6]	300,000	306,321
Total Industrial		14,488,898
Communications – 2.0%
British Telecommunications plc
4.88% due 11/23/81[5,8]	1,700,000	1,691,891
4.25% due 11/23/81[6,8]	300,000	297,600
Corning, Inc.
4.38% due 11/15/57[3]	1,200,000	1,475,108
Altice France S.A.
5.50% due 10/15/29[3,6]	900,000	868,500
5.13% due 07/15/29[6]	350,000	332,633
LCPR Senior Secured Financing DAC
5.13% due 07/15/29[3,6]	1,150,000	1,145,434
McGraw-Hill Education, Inc.
8.00% due 08/01/29[6]	850,000	829,133
5.75% due 08/01/28[6]	300,000	289,500
Vodafone Group plc
5.13% due 06/04/81[8]	1,100,000	1,113,750
AMC Networks, Inc.
4.25% due 02/15/29[3]	750,000	731,947
UPC Broadband Finco BV
4.88% due 07/15/31[3,6]	700,000	707,000
Level 3 Financing, Inc.
5.38% due 05/01/25[3]	572,000	584,029
CSC Holdings LLC
5.25% due 06/01/24	100,000	103,901
Total Communications		10,170,426
Energy – 1.2%
Occidental Petroleum Corp.
7.00% due 11/15/27[3]	2,000,000	2,221,992
ITT Holdings LLC
6.50% due 08/01/29[6]	1,100,000	1,065,064
NuStar Logistics, LP
6.38% due 10/01/30[3]	1,000,000	1,065,000

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT l 37

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

	Face
	Amount~	Value
CORPORATE BONDS†† – 22.3% (continued)
Energy – 1.2% (continued)
Midwest Connector Capital Company LLC
4.63% due 04/01/29[6]	450,000	$ 482,836
Parkland Corp.
4.63% due 05/01/30[6]	300,000	295,701
Buckeye Partners, LP
4.35% due 10/15/24[3]	250,000	259,375
Cenovus Energy, Inc.
4.00% due 04/15/24	195,000	205,262
CVR Energy, Inc.
5.75% due 02/15/28[3,6]	125,000	118,061
Cheniere Corpus Christi Holdings LLC
7.00% due 06/30/24	100,000	111,129
Total Energy		5,824,420
Technology – 0.5%
Oracle Corp.
3.95% due 03/25/51[3]	1,100,000	1,185,296
CDW LLC / CDW Finance Corp.
3.57% due 12/01/31	800,000	818,232
NCR Corp.
5.13% due 04/15/29[3,6]	500,000	505,275
Change Healthcare Holdings LLC / Change Healthcare Finance, Inc.
5.75% due 03/01/25[3,6]	300,000	301,049
Total Technology		2,809,852
Basic Materials – 0.3%
EverArc Escrow SARL
5.00% due 10/30/29[6]	700,000	682,500
SCIL IV LLC / SCIL USA Holdings LLC
5.38% due 11/01/26[6]	600,000	605,262
Arconic Corp.
6.00% due 05/15/25[6]	200,000	208,500
Mirabela Nickel Ltd.
due 06/24/19[5,9]	96,316	4,816
Total Basic Materials		1,501,078
Total Corporate Bonds
(Cost $107,594,995)		112,068,962

See notes to financial statements.

38 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,11 – 12.4%
Consumer, Cyclical – 3.4%
FR Refuel LLC
5.50% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 11/08/28	1,280,833	$ 1,269,626
Pacific Bells, LLC
5.00% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.00%) due 10/06/28	1,237,113	1,231,707
Zephyr Bidco Ltd.
4.81% (1 Month GBP LIBOR + 4.75%, Rate Floor: 4.75%) due 07/23/25	GBP 900,000	1,184,595
First Brands Group LLC
6.00% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 03/30/27	1,144,250	1,151,402
SP PF Buyer LLC
4.59% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 12/22/25	1,190,840	1,151,077
MB2 Dental Solutions LLC
7.00% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 01/29/27†††	880,732	865,579
7.14% ((3 Month USD LIBOR + 6.00%) and (Commercial Prime Lending
Rate + 5.00%), Rate Floor: 7.00%) due 01/29/27†††	288,315	283,355
PAI Holdco, Inc.
4.25% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 10/28/27	1,094,500	1,089,487
CCRR Parent, Inc.
4.50% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 03/06/28	995,000	990,025
Truck Hero, Inc.
4.00% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 01/31/28	995,000	986,294
TTF Holdings Intermediate LLC
6.00% (1 Month USD LIBOR + 4.25%, Rate Floor: 6.00%) due 03/31/28	935,000	930,325
Accuride Corp.
6.25% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 11/17/23	912,650	875,496
EnTrans International LLC
6.09% (1 Month USD LIBOR + 6.00%, Rate Floor: 6.00%) due 11/01/24	794,429	742,791
American Trailer World Corp.
4.50% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 03/03/28	698,250	690,688
PetSmart LLC
4.50% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 02/11/28	598,500	595,358
Rent-A-Center, Inc.
3.75% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.75%) due 02/17/28	547,250	540,864
ImageFIRST Holdings LLC
5.25% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 04/27/28	514,333	512,405
Camin Cargo Control, Inc.
7.50% (1 Month USD LIBOR + 6.50%, Rate Floor: 7.50%) due 06/04/26†††	498,750	493,762
NFM & J LLC
due 11/23/27	497,126	491,684
WESCO
5.25% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 06/14/24†††	480,576	479,568
Sovos Brands Intermediate, Inc.
4.50% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 06/08/28	207,241	206,775
BRE/Everbright M6 Borrower LLC
5.75% (1 Month USD LIBOR + 5.00%, Rate Floor: 5.75%) due 09/09/26	150,000	150,375

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT l 39

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

	Face
	Amount~	Value

SENIOR FLOATING RATE INTERESTS††,11 – 12.4%
Consumer, Cyclical – 3.4%
Landrys, Inc.
13.00% (3 Month USD LIBOR + 12.00%, Rate Floor: 13.00%) due 10/04/23	100,000	$ 106,000
Total Consumer, Cyclical		17,019,238
Industrial – 2.5%
CapStone Acquisition Holdings, Inc.
5.75% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 11/12/27	1,979,736	1,972,313
Waterlogic USA Holdings, Inc.
4.89% (3 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 08/17/28	1,246,875	1,245,316
Dispatch Terra Acquisition LLC
5.00% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 03/27/28†††	1,147,125	1,141,389
NA Rail Hold Co. LLC
4.25% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.25%) due 10/19/26	1,090,109	1,089,433
DXP Enterprises, Inc.
5.75% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 12/23/27	992,500	987,230
TricorBraun Holdings, Inc.
3.75% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.75%) due 03/03/28	997,802	985,958
Arcline FM Holdings LLC
5.50% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 06/23/28	950,000	944,661
DG Investment Intermediate Holdings 2, Inc.
4.50% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 03/31/28	748,150	745,112
Aegion Corp.
5.50% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 05/17/28	600,000	598,500
YAK MAT (YAK ACCESS LLC)
10.13% (3 Month USD LIBOR + 10.00%, Rate Floor: 10.00%) due 07/10/26	851,051	515,950
Michael Baker International LLC
due 10/26/28†††	500,000	498,750
PECF USS Intermediate Holding III Corp.
due 11/04/28	500,000	497,815
STS Operating, Inc. (SunSource)
5.25% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 12/11/24	387,669	386,863
Bhi Investments LLC
5.31% (3 Month USD LIBOR + 4.33%, Rate Floor: 5.31%) due 08/28/24	346,605	339,673
ILPEA Parent, Inc.
5.25% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 06/22/28	149,250	148,690
Integrated Power Services Holdings, Inc.
due 11/18/28	139,024	137,634
Pro Mach Group, Inc.
5.00% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 08/31/28	133,240	133,032
Total Industrial		12,368,319
Consumer, Non-cyclical – 2.4%
Kronos Acquisition Holdings, Inc.
4.25% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.25%) due 12/22/26	1,339,875	1,294,373
Quirch Foods Holdings LLC
5.50% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 10/27/27†††	1,241,750	1,240,198

40 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,11 – 12.4%
Consumer, Non-cyclical – 2.4% (continued)
Blue Ribbon LLC
6.75% (3 Month USD LIBOR + 6.00%, Rate Floor: 6.75%) due 05/08/28	1,135,625	$ 1,112,560
Women’s Care Holdings, Inc.
5.25% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 01/17/28	1,097,250	1,094,847
PetIQ LLC
4.75% (3 Month USD LIBOR + 4.25%, Rate Floor: 4.75%) due 04/13/28	1,097,250	1,089,021
National Mentor Holdings, Inc.
4.50% ((1 Month USD LIBOR + 3.75%) and (3 Month USD
LIBOR + 3.75%), Rate Floor: 4.50%) due 03/02/28	1,095,820	1,081,344
HAH Group Holding Co. LLC
6.00% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 10/29/27	995,555	996,381
LaserAway Intermediate Holdings II LLC
6.50% (3 Month USD LIBOR + 5.75%, Rate Floor: 6.50%) due 10/14/27	850,000	845,750
Mission Veterinary Partners
4.75% (2 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 04/27/28	700,000	699,125
Florida Food Products LLC
5.75% (1 Month USD LIBOR + 5.00%, Rate Floor: 5.75%) due 10/18/28	650,000	638,625
Southern Veterinary Partners LLC
5.00% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 10/05/27	598,492	599,241
Endo Luxembourg Finance Company I SARL
5.75% (3 Month USD LIBOR + 5.00%, Rate Floor: 5.75%) due 03/27/28	597,000	579,615
Gibson Brands, Inc.
5.75% (3 Month USD LIBOR + 5.00%, Rate Floor: 5.75%) due 08/11/28	500,000	493,750
Zep, Inc.
5.00% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 08/12/24	397,938	391,571
Total Consumer, Non-cyclical		12,156,401
Technology – 1.9%
Sitecore Holding III A/S
6.50% (3 Month EURIBOR + 5.75%, Rate Floor: 5.75%) (in-kind rate was 0.75%)
due 03/12/26†††,10	EUR 621,879	695,967
6.75% (3 Month USD LIBOR + 6.50%, Rate Floor: 6.75%) due 03/12/26†††	279,402	275,822
7.50% (3 Month USD LIBOR + 7.00%, Rate Floor: 7.50%) due 03/12/26†††	222,599	219,747
Transact Holdings, Inc.
4.84% (1 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 04/30/26	1,187,165	1,174,699
Planview Parent, Inc.
4.75% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 12/17/27	1,141,375	1,137,095
Aston FinCo SARL
4.83% (3 Month GBP LIBOR + 4.75%, Rate Floor: 4.75%) due 10/09/26†††	GBP 798,000	1,044,037
Atlas CC Acquisition Corp.
5.00% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 05/25/28	997,500	997,360
Provation Software Group, Inc.
5.50% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 12/22/27	995,000	990,025
Polaris Newco LLC
3.58% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 06/04/26†††	752,000	667,215

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT l 41

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

	Face
	Amount~	Value

SENIOR FLOATING RATE INTERESTS††,11 – 12.4% (continued)
Technology – 1.9% (continued)
Wrench Group LLC
4.13% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 04/30/26	595,500	$ 591,778
Misys Ltd.
4.50% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 06/13/24	415,936	411,777
Datix Bidco Ltd.
8.21% (6 Month GBP LIBOR + 7.75%, Rate Floor: 7.75%) due 04/27/26†††	GBP 300,000	396,661
24-7 Intouch, Inc.
4.84% (1 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 08/25/25†††	391,000	385,135
Bali Finco, Inc.
due 06/30/26	350,000	346,500
Sitecore USA, Inc.
7.00% (3 Month USD LIBOR + 6.50%, Rate Floor: 7.00%) due 03/12/26†††	245,926	242,775
Taxware Holdings (Sovos Compliance LLC)
5.00% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.00%) due 08/11/28	213,185	213,718
Total Technology		9,790,311
Financial – 1.4%
Jones Deslauriers Insurance Management, Inc.
5.00% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 03/27/28	CAD 2,020,875	1,574,174
8.00% (3 Month USD LIBOR + 7.50%, Rate Floor: 8.00%) due 03/26/29	CAD 750,000	588,621
Franchise Group, Inc.
due 11/22/23	833,254	823,880
5.50% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 03/10/26	815,445	812,730
HighTower Holding LLC
4.75% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 04/21/28	1,000,000	996,249
Teneo Holdings LLC
6.25% (1 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 07/11/25	994,924	991,442
Cobham Ultra SeniorCo SARL
due 11/15/28	550,000	547,938
Eisner Advisory Group
6.00% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.00%) due 07/28/28	318,182	317,386
Cross Financial Corp.
4.75% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 09/15/27	299,250	299,376
Total Financial		6,951,796
Utilities – 0.3%
Hamilton Projects Acquiror LLC
5.50% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 06/17/27	1,098,872	1,094,751
Oregon Clean Energy LLC
4.75% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 03/02/26	229,370	209,628
Total Utilities		1,304,379
Communications – 0.2%
Syndigo LLC
5.25% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 12/15/27†††	1,144,250	1,141,389

42 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,11 – 12.4% (continued)
Communications – 0.2% (continued)
Houghton Mifflin Co.
7.25% (1 Month USD LIBOR + 6.25%, Rate Floor: 7.25%) due 11/22/24	12,691	$ 12,649
Total Communications		1,154,038
Energy – 0.2%
Matador Bidco SARL
4.84% (1 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 10/15/26	492,500	492,909
Venture Global Calcasieu Pass LLC
2.47% (1 Month USD LIBOR + 2.38%, Rate Floor: 2.38%) due 08/19/26†††	346,146	339,223
Total Energy		832,132
Basic Materials – 0.1%
NIC Acquisition Corp.
4.50% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 12/29/27	696,500	692,586
Total Senior Floating Rate Interests
(Cost $62,540,769)		62,269,200
ASSET-BACKED SECURITIES†† – 3.0%
Collateralized Loan Obligations – 1.2%
ABPCI Direct Lending Fund IX LLC
2021-9A, 2.62% (3 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 11/18/31[6,11]	2,500,000	2,500,000
ABPCI Direct Lending Fund CLO II LLC
2021-1A, 3.28% (3 Month USD LIBOR + 3.15%, Rate Floor: 3.15%) due 04/20/32[6,11]	1,000,000	1,002,743
Venture XX CLO Ltd.
2015-20A, 6.42% (3 Month USD LIBOR + 6.30%, Rate Floor: 6.30%) due 04/15/27[6,11]	900,000	798,280
First Eagle Clarendon Fund CLO LLC
2015-1A, 4.47% (3 Month USD LIBOR + 4.35%, Rate Floor: 0.00%) due 01/25/27[6,11]	500,000	499,957
WhiteHorse X Ltd.
2015-10A, 5.42% (3 Month USD LIBOR + 5.30%, Rate Floor: 5.30%) due 04/17/27[6,11]	500,000	450,073
WhiteHorse VIII Ltd.
2014-1A, 4.68% (3 Month USD LIBOR + 4.55%, Rate Floor: 0.00%) due 05/01/26[6,11]	500,000	422,006
BNPP IP CLO Ltd.
2014-2A, 5.38% (3 Month USD LIBOR + 5.25%, Rate Floor: 0.00%) due 10/30/25[6,11]	265,791	215,290
Staniford Street CLO Ltd.
2014-1A, 3.62% (3 Month USD LIBOR + 3.50%, Rate Floor: 0.00%) due 06/15/25[6,11]	191,862	192,280
Total Collateralized Loan Obligations		6,080,629
Transport-Aircraft – 0.9%
GAIA Aviation Ltd.
2019-1, 3.97% due 12/15/44[6,12]	1,299,863	1,282,871
Sprite Ltd.
2021-1, 3.75% due 11/15/46†††,6	1,250,000	1,240,500
JOL Air Ltd.
2019-1, 3.97% due 04/15/44[6]	1,080,504	1,059,604
Castlelake Aircraft Structured Trust
2021-1A, 6.66% due 01/15/46[6]	759,006	813,302
Total Transport-Aircraft		4,396,277

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT l 43

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

	Face
	Amount~	Value

ASSET-BACKED SECURITIES†† – 3.0% (continued)
Infrastructure – 0.8%
VB-S1 Issuer LLC
2020-1A, 6.66% due 06/15/50[6]	4,000,000	$ 4,275,325
Financial – 0.1%
KKR Core Holding Company LLC
4.00% due 07/15/31†††	1,600,000	314,320
Total Financial		314,320
Total Asset-Backed Securities
(Cost $14,228,241)		15,066,551
COLLATERALIZED MORTGAGE OBLIGATIONS†† – 0.1%
Military Housing – 0.1%
Freddie Mac Military Housing Bonds Resecuritization Trust Certificates
2015-R1, 1.94% (WAC) due 11/25/55[6,11,13]	6,997,912	543,167
2015-R1, 5.49% (WAC) due 11/25/52[5,11]	88,981	90,980
Total Military Housing		634,147
Total Collateralized Mortgage Obligations
(Cost $649,907)		634,147
Total Investments – 136.1%
(Cost $609,807,733)		$ 682,923,458

	Contracts

LISTED OPTIONS WRITTEN† – (0.2)%
Call options on:
Equity options
Figs, Inc.
Expiring December 2022 with strike price of $55.00 (Notional Value $9,972)	3	(1,080)
Figs, Inc.
Expiring December 2022 with strike price of $50.00 (Notional Value $9,972)	3	(1,305)
Matterport, Inc.
Expiring March 2022 with strike price of $17.50 (Notional Value $356,180)	110	(173,800)
Matterport, Inc.
Expiring March 2022 with strike price of $15.00 (Notional Value $1,149,490)	355	(635,450)
Total Listed Options Written
(Premiums received $175,177)		(811,635)
Other Assets & Liabilities, net – (35.9)%		(180,128,696)
Total Net Assets – 100.0%		$ 501,983,127

44 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

Forward Foreign Currency Exchange Contracts††

				Contract	Settlement	Unrealized
Counterparty	Currency	Type	Quantity	Amount	Date	Appreciation
Barclays Bank plc	CAD	Sell	3,848,000	3,078,997 USD	12/17/21	$ 65,759
Bank of America, N.A.	GBP	Sell	3,265,000	4,379,586 USD	12/17/21	35,496
Goldman Sachs International	EUR	Sell	619,000	711,380 USD	12/17/21	9,134
						$ 110,389

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 6.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 6.
†††	Value determined based on Level 3 inputs — See Note 6.
1	Special Purpose Acquisition Company (SPAC).
2	Affiliated issuer.
3	All or a portion of these securities have been physically segregated in connection with borrowings, unfunded loan commitments, and reverse repurchase agreements. As of November 30, 2021, the total value of securities segregated was $222,349,171.
4	Zero coupon rate security.
5	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $9,456,835 (cost $8,796,321), or 1.9% of total net assets — See Note 12.
6	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $83,489,023 (cost $81,441,586), or 16.6% of total net assets.
7	Perpetual maturity.
8	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
9	Security is in default of interest and/or principal obligations.
10	Payment-in-kind security.
11	Variable rate security. Rate indicated is the rate effective at November 30, 2021. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.
12	Security is a step down bond with a 3.97% coupon rate until November 14, 2026. Future rate will be 2.00% commencing on November 15, 2026.
13	Security is an interest-only strip.
14	Taxable municipal bond issued as part of the Build America Bond program.
15	Security represents cover for outstanding options written.

CAD — Canadian Dollar

EUR — Euro

GBP — British Pound

LIBOR — London Interbank Offered Rate

plc — Public Limited Company

SARL — Société à Responsabilité Limitée

USD — United States Dollar

WAC — Weighted Average Coupon

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT l 45

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Trust’s investments at November 30, 2021 (See Note 6 in the Notes to Financial Statements):

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
Investments in Securities (Assets)	Quoted Prices	Inputs	Inputs	Total
Common Stocks	$ 10,545,290	$ —	$ 62,589	$ 10,607,879
Preferred Stocks	—	20,311,130	—	20,311,130
Warrants	1,834,709	—	—	1,834,709
Closed-End Funds	78,758,874	—	—	78,758,874
Municipal Bonds	—	381,372,006	—	381,372,006
Corporate Bonds	—	107,074,024	4,994,938	112,068,962
Senior Floating Rate Interests	—	51,858,628	10,410,572	62,269,200
Asset-Backed Securities	—	13,511,731	1,554,820	15,066,551
Collateralized Mortgage Obligations	—	634,147	—	634,147
Forward Foreign Currency Exchange Contracts*	—	110,389	—	110,389
Total Assets	$ 91,138,873	$ 574,872,055	$ 17,022,919	$ 683,033,847

* This derivative is reported as unrealized appreciation/depreciation at period end.

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
Investments in Securities (Liabilities)	Quoted Prices	Inputs	Inputs	Total
Options Written	$ 811,635	$ —	$ —	$ 811,635
Unfunded Loan Commitments (Note 11)	—	—	297,572	297,572
Total Liabilities	$ 811,635	$ —	$ 297,572	$ 1,109,207

Please refer to the detailed Schedule of Investments for a breakdown of investment type by industry category.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $137,264,980 are categorized as Level 2 within the disclosure hierarchy — See Note 7.

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

	Ending Balance	Valuation	Unobservable	Input	Weighted
Category	at November 30, 2021	Technique	Inputs	Range	Average*
Assets:
Asset-Backed Securities	$ 1,240,500	Third Party Pricing	Vendor Price	—	—
Asset-Backed Securities	314,320	Yield Analysis	Yield	4.2%	—
Common Stocks	62,589	Enterprise Value	Valuation Multiple	2.1x-12.4x	5.6x
Corporate Bonds	4,004,706	Third Party Pricing	Vendor Price	—	—
Corporate Bonds	990,232	Option Adjusted Spread
		off the prior month end
		broker quote	Broker Quote	—	—
Senior Floating Rate Interests	6,283,883	Third Party Pricing	Broker Quote	—	—
Senior Floating Rate Interests	3,459,474	Yield Analysis	Yield	5.3%-8.1%	7.2%
Senior Floating Rate Interests	667,215	Model Price	Purchase Price	—	—
Total Assets	$ 17,022,919
Liabilities:
Unfunded Loan Commitments	$ 297,572	Model Price	Purchase Price	—	—

* Inputs are weighted by the fair value of the instruments.

Significant changes in a quote, yield, or valuation multiples would generally result in significant changes in the fair value of the security.

See notes to financial statements.

46 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

The Trust’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Transfer between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the period ended November 30, 2021, the Trust had securities with a total value of $1,141,389 transfer into Level 3 from Level 2 due to a lack of observable inputs and had securities with a total value of $3,606,136 transfer out of Level 3 into Level 2 due to the availability of current and reliable market-based data provided by a third-party pricing service which utilizes significant observable inputs.

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended November 30, 2021:

		Assets				Liabilities
	Asset-		Senior			Unfunded
	Backed	Corporate	Floating Rate	Common	Total	Loan
	Securities	Bonds	Interests	Stocks	Assets	Commitments
Beginning Balance	$ –	$ 5,054,440	$ 13,573,617	$ 70,029	$ 18,698,086	$ (237,108)
Purchases/(Receipts)	1,560,517	–	3,703,644	–	5,264,161	(607,622)
(Sales, maturities and
paydowns)/Fundings	–	–	(4,582,790)	(26,627)	(4,609,417)	214,686
Amortization of
premiums/discounts	8	–	52,721	–	52,729	3,400
Total realized gains
(losses) included
in earnings	–	–	50,331	26,627	76,958	394,565
Total change in unrealized
appreciation
(depreciation)
included in earnings	(5,705)	(59,502)	(402,572)	(7,440)	(475,219)	(65,493)
Transfers into Level 3	–	–	2,211,304	–	2,211,304	–
Transfers out of Level 3	–	–	(4,195,683)	–	(4,195,683)	–
Ending Balance	$ 1,554,820	$ 4,994,938	$ 10,410,572	$ 62,589	$ 17,022,919	$ (297,572)
Net change in unrealized
appreciation
(depreciation) for
investments in Level 3
securities still held at
November 30, 2021	$ (5,705)	$ (59,502)	$ (42,625)	$ (7,440)	$ (115,272)	$ 50,597

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments, result in that company being considered an affiliated issuer, as defined in the 1940 Act.

Transactions during the period ended November 30, 2021, in which the company is an affiliated issuer, were as follows:

					Change in
				Realized	Unrealized
	Value			Gain	Appreciation	Value	Shares
Security Name	05/31/21	Additions	Reductions	(Loss)	(Depreciation)	11/30/21	11/30/21
Common Stocks
BP Holdco LLC*	$ 5,507	$ –	$ –	$ –	$ 5,504	$ 11,011	15,619
Targus Group International
Equity, Inc.*	41,460	–	–	–	5,823	47,283	17,838
	$ 46,967	$ –	$ –	$ –	$ 11,327	$ 58,294

* Non-income producing security.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT l 47

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)	November 30, 2021

ASSETS:
Investments in unaffiliated issuers, at value (cost $609,794,213)	$ 682,865,164
Investments in affiliated issuers, at value (cost $13,520)	58,294
Foreign currency, at value	7,227
Unrealized appreciation on forward foreign currency exchange contracts	110,389
Prepaid expenses	13,133
Receivables:
Interest	6,106,613
Investments sold	635,473
Dividends	164,822
Fund shares sold	40,910
Tax reclaims	4,085
Total assets	690,006,110
LIABILITIES:
Reverse repurchase agreements (Note 7)	137,264,980
Borrowings (Note 8)	40,059,544
Unfunded loan commitments, at value (Note 11)
(commitment fees received $354,749)	297,572
Options written, at value (premiums received $175,177)	811,635
Due to custodian	1,807,102
Payable for:
Investments purchased	6,838,573
Offering costs	419,311
Investment advisory fees	328,817
Professional fees	136,528
Trustees’ fees and expenses*	23,583
Other liabilities	35,338
Total liabilities	188,022,983
NET ASSETS	$ 501,983,127
NET ASSETS CONSIST OF:
Common stock, $0.01 par value per share; unlimited number of shares
authorized, 21,630,886 shares issued and outstanding	$ 216,309
Additional paid-in capital	429,642,887
Total distributable earnings (loss)	72,123,931
NET ASSETS	$ 501,983,127
Shares outstanding ($0.01 par value with unlimited amount authorized)	21,630,886
Net asset value	$ 23.21

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

48 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT

STATEMENT OF OPERATIONS (Unaudited)	November 30, 2021
For the Six Months Ended November 30, 2021

INVESTMENT INCOME:
Interest from securities of unaffiliated issuers (net of foreign withholdings tax $7)	13,776,336
Dividends from securities of unaffiliated issuers	$ 2,214,954
Total investment income	15,991,290
EXPENSES:
Investment advisory fees	1,953,513
Interest expense	583,638
Professional fees	224,595
Fund accounting fees	78,435
Administration fees	68,893
Printing fees	31,940
Trustees’ fees and expenses*	30,043
Custodian fees	18,392
Registration and filing fees	15,189
Transfer agent fees	10,614
Insurance	9,231
Miscellaneous	7,511
Total expenses	3,031,994
Net investment income	12,959,296
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments in unaffiliated issuers	2,449,363
Swap agreements	(226,661)
Options written	3
Forward foreign currency exchange contracts	318,886
Foreign currency transactions	7,812
Net realized gain	2,549,403
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	8,657,550
Investments in affiliated issuers	11,327
Investments sold short	(37,842)
Swap agreements	65,820
Options written	(641,769)
Forward foreign currency exchange contracts	118,820
Foreign currency translations	51,386
Net change in unrealized appreciation (depreciation)	8,225,292
Net realized and unrealized gain	10,774,695
Net increase in net assets resulting from operations	$ 23,733,991

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT l 49

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)	November 30, 2021

	Six Months Ended
	November 30, 2021	Year Ended
	(Unaudited)	May 31, 2021
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 12,959,296	$ 23,433,736
Net realized gain on investments	2,549,403	3,189,773
Net change in unrealized appreciation (depreciation)
on investments	8,225,292	14,810,314
Net increase in net assets resulting from operations	23,733,991	41,433,823
DISTRIBUTIONS:
Distributions to shareholders	(16,008,483)	(29,623,397)
Return of capital	—	(90,025)
Total distributions to shareholders	(16,008,483)	(29,713,422)

SHAREHOLDER TRANSACTIONS:
Net proceeds from shares issued through at-the-market offering	20,396,911	45,441,957
Reinvestments of distributions	1,294,246	1,638,687
Common shares offering cost charged to paid-in-capital	(124,245)	(278,108)
Net increase in net assets resulting from shareholder transactions	21,566,912	46,802,536
Net increase in net assets	29,292,420	58,522,937
NET ASSETS:
Beginning of period	472,690,707	414,167,770
End of period	$ 501,983,127	$ 472,690,707

See notes to financial statements.

50 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT

STATEMENT OF CASH FLOWS (Unaudited)	November 30, 2021
For the Six Months Ended November 30, 2021

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$ 23,733,991
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Provided by Operating and Investing Activities:
Net change in unrealized (appreciation) depreciation on Investments	(8,631,035)
Net change in unrealized (appreciation) depreciation on options written	641,769
Net change in unrealized (appreciation) depreciation on forward foreign
currency exchange contracts	(118,820)
Net realized gain on investments	(2,449,363)
Net realized gain on options written	(3)
Purchase of long-term investments	(149,612,376)
Proceeds from sale of long-term investments	132,140,703
Net purchases of short-term investments	(9,205,366)
Net accretion of discount and amortization of premium	(385,143)
Corporate actions and other payments	64,241
Premiums received on options written	98,041
Commitment fees received and repayments of unfunded commitments	392,235
Decrease in interest receivable	234,197
Increase in dividends receivable	(5,756)
Decrease in investments sold receivable	68,031,520
Decrease in prepaid expenses	1,196
Increase in tax reclaims receivable	(4,085)
Decrease in investments purchased payable	(45,422,495)
Decrease in interest due on borrowings	(41,968)
Increase in professional fees payable	66,094
Decrease in segregated cash due to broker	(16,000)
Increase in due to custodian	1,807,102
Decrease in investment advisory fees payable	(25,206)
Decrease in variation margin on interest rate swap agreements payable	(31,854)
Decrease in trustees’ fees and expenses payable*	(66)
Decrease in other liabilities	(41,793)
Net Cash Provided by Operating and Investing Activities	$ 11,219,760
Cash Flows From Financing Activities:
Distributions to common shareholders	(14,714,237)
Proceeds from the issuance of common shares	20,641,580
Payments made on borrowings	(57,300,000)
Proceeds from reverse repurchase agreements	56,314,031
Payments made on reverse repurchase agreements	(17,226,714)
Net Cash Used in Financing Activities	(12,285,340)
Net decrease in cash	(1,065,580)
Cash at Beginning of Period (including foreign currency)**	1,072,807
Cash at End of Period (including foreign currency)***	$ 7,227
Supplemental Disclosure of Cash Flow Information:
Cash paid during the period for interest	$ 414,914
Supplemental Disclosure of Non Cash Financing Activity: Dividend reinvestment	$ 1,294,246
*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
**	Includes $430,914 of segregated cash for swap agreements with broker and $4,688 of foreign currency.
***	Includes $7,227 of foreign currency.

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT l 51

FINANCIAL HIGHLIGHTS	November 30, 2021

	Six Months Ended
	November 30, 2021	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(Unaudited)	May 31, 2021	May 31, 2020	May 31, 2019	May 31, 2018	May 31, 2017
Per Share Data:
Net asset value, beginning of period	$ 22.80	$ 22.09	$ 22.71	$ 22.69	$ 23.30	$ 23.30
Income from investment operations:
Net investment income(a)	0.61	1.19	1.27	1.30	1.48	1.59
Net gain (loss) on investments (realized and unrealized)	0.55	1.03	(0.38)	0.23	(0.58)	(0.04)
Total from investment operations	1.16	2.22	0.89	1.53	0.90	1.55
Less distributions from:
Net investment income	(0.75)	(1.38)	(1.51)	(1.43)	(1.35)	(1.55)
Capital gains	—	(0.13)	—	(0.08)	(0.16)	—
Return of capital	—	(0.00)*	—	—	—	—
Total distributions to shareholders	(0.75)	(1.51)	(1.51)	(1.51)	(1.51)	(1.55)
Net asset value, end of period	$ 23.21	$ 22.80	$ 22.09	$ 22.71	$ 22.69	$ 23.30
Market value, end of period	$ 23.58	$ 24.22	$ 23.20	$ 23.38	$ 21.44	$ 23.23
Total Return(b)
Net asset value	5.15%	10.30%	3.86%	7.11%	3.93%	6.81%
Market value	0.55%	11.43%	6.03%	16.81%	(1.23%)	11.62%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$ 501,983	$ 472,691	$ 414,168	$ 395,716	$ 395,221	$ 405,780
Ratio to average net assets of:
Total expenses, including interest expense(c),(e)	1.23%(f)	1.27%	1.65%	1.68%	1.65%	1.54%
Net investment income, including interest expense	5.25%(f)	5.22%	5.61%	5.82%	6.42%	6.80%
Portfolio turnover rate	20%	33%	25%	6%	8%	6%
Borrowings – committed facility agreement (in thousands)	$ 40,060	$ 97,360	$ 10,510	$ 44,510	$ 44,510	$ 47,509
Asset Coverage per $1,000 of indebtedness(d)	$ 13,531	$ 5,855	$ 40,409	$ 9,891	$ 9,879	$ 9,541

See notes to financial statements.

52 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	November 30, 2021

(a)	Based on average shares outstanding.
(b)	Total return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Trust’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.
(c)	Excluding interest expense, the operating expense ratios for the period ended November 30, 2021 and the years ended May 31 would be:
November 30, 2021
(Unaudited)	2021	2020	2019	2018	2017
0.99%(f)	1.01%	0.96%	0.95%	0.99%	1.00%

(d)	Calculated by subtracting the Trust’s total liabilities (not including the borrowings) from the Trust’s total assets and dividing by the borrowings.
(e)	The ratios of total expenses to average net assets applicable to common shares do not reflect fees and expenses incurred indirectly by the Trust as a result of its investment in shares of other investment companies. If these fees were included in the expense ratios, the expense ratios would increase by 0.21%, 0.26%, 0.32%, 0.00%, 0.00%, and 0.00% for the six months ended November 30, 2021 and the years ended May 31, 2021, 2020, 2019, 2018 and 2017, respectively.
(f)	Annualized.
*	Less than (0.01).

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT l 53

NOTES TO FINANCIAL STATEMENTS (Unaudited)	November 30, 2021

Note 1 – Organization

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust (the “Trust”) was organized as a Delaware statutory trust on June 30, 2010. The Trust is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Trust’s primary investment objective is to provide current income with a secondary objective of long-term capital appreciation. There can be no assurance that the Trust will achieve its investment objectives. The Trust’s investment objectives are considered fundamental and may not be changed without shareholder approval.

Note 2 – Significant Accounting Policies

The Trust operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

(a) Valuation of Investments

The Board of Trustees of the Trust (the “Board”) has adopted policies and procedures for the valuation of the Trust’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Trust’s securities and/or other assets.

Valuations of the Trust’s securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Trust’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price.

54 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2021

If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Open-end investment companies are valued at their net asset value (“NAV”) as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee and Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Typically, loans are valued using information provided by an independent third party pricing service which uses broker quotes, among other inputs. If the pricing service cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Valuation Committee.

Exchange-traded options are valued at the mean of the bid and ask prices on the principal exchange on which they are traded. Over-the-counter (“OTC”) options are valued using a price provided by a pricing service.

The value of interest rate swap agreements entered into by the Trust is accounted for using the unrealized appreciation or depreciation on the agreements that is determined using the previous day’s Chicago Mercantile Exchange close price, adjusted for the current day’s spreads.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GFIA, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT l 55

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2021

another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income using the effective interest method. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities, and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement.

The Trust may receive other income from investments in senior loan interests, including amendment fees, consent fees and commitment fees. For funded loans, these fees are recorded as income when received by the Trust and included in interest income on the Statement of Operations. For unfunded loans, commitment fees are included in realized gain on investments on the Statement of Operations at the end of the commitment period.

Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively.

(c) Senior Floating Rate Interests and Loan Investments

Senior floating rate interests in which the Trust invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed on the Trust’s Schedule of Investments.

The Trust invests in loans and other similar debt obligations (“obligations”). A portion of the Trust’s investments in these obligations is sometimes referred to as “covenant lite” loans or obligations (“covenant lite obligations”), which are obligations that lack covenants or possess fewer or less restrictive covenants or constraints on borrowers than certain other types of obligations. The Trust may also obtain exposure to covenant lite obligations through investment in securitization vehicles and other structured products. In recent market conditions, many new or reissued obligations have not featured traditional covenants, which are intended to protect lenders and investors by (i) imposing certain restrictions or other limitations on a borrower’s operations or assets or

56 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2021

(ii) providing certain rights to lenders. The Trust may have fewer rights with respect to covenant lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. The Trust is subject to other risks associated with investments in (or exposure to) obligations, including that obligations may not be considered “securities” and, as a result, the Trust may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

(d) Interest on When-Issued Securities

The Trust may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Trust on such interests or securities in connection with such transactions prior to the date the Trust actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Trust will generally purchase these securities with the intention of acquiring such securities, it may sell such securities before the settlement date.

(e) Currency Translations

The accounting records of the Trust are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Trust. Foreign investments may also subject the Trust to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Trust does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(f) Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell currencies at a set price on a future date. Fluctuations in the value of open forward foreign currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Trust until the contracts are closed. When the contracts are closed, realized gains and losses are recorded, and included on the Statement of Operations in forward foreign currency exchange contracts.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT l 57

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2021

(g) Distributions to Shareholders

The Trust declares and pays monthly distributions to common shareholders. These distributions consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term capital gains are distributed annually to common shareholders. To the extent distributions exceed taxable income, the excess will be deemed a return of capital. A return of capital is not taxable, but it reduces the shareholder’s basis in its shares, which reduces the loss (or increases the gain) on a subsequent taxable disposition by such shareholder of the shares.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

(h) Short Sales

When the Trust engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Trust maintains a segregated account of cash and/or securities as collateral for short sales. Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Trust must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Trust may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

(i) Options

Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Trust realizes a loss in the amount of the cost of the option. When the Trust enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Trust exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Trust exercises a call option, the cost of the security purchased by the Trust upon exercise increases by the premium originally paid.

When the Trust writes (sells) an option, an amount equal to the premium received is entered in that Trust’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Trust enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

(j) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

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Upon entering into certain centrally-cleared swap transactions, the Trust is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Trust depending on fluctuations in the fair value of the reference entity and are recorded by the Trust as unrealized appreciation or depreciation. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Upfront payments received or made by the Trust on interest rate swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by the Trust are recorded as realized gains or losses. Payments received or made as a result of termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(k) Indemnifications

Under the Trust’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

(l) Special Purpose Acquisition Companies

The Trust may acquire an interest in a special purpose acquisition company (“SPAC”) in an initial public offering or a secondary market transaction. SPAC investments carry many of the same risks as investments in initial public offering securities, such as erratic price movements, greater risk of loss, lack of information about the issuer, limited operating and little public or no trading history, and higher transaction costs. An investment in a SPAC is typically subject to a higher risk of dilution by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC and interests in SPACs may be illiquid and/or be subject to restrictions on resale. A SPAC is a publicly traded company that raises investment capital for the purpose of acquiring the equity securities of one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. SPAC investments are also subject to the risk that a significant portion of the funds raised by the SPAC may be expended during the search for a target acquisition or merger and that the SPAC may have limited time in which to conduct due diligence on potential business combination targets. Because SPACs are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Among other conflicts of interest, the economic interests of the management, directors, officers and related parties of a SPAC can differ from the economic interests of public shareholders, which may lead to conflicts as they evaluate, negotiate and recommend business combination transactions to shareholders. This risk may become more acute as the deadline for the completion of a business combination nears. There is no guarantee that the SPACs in which the Trust invests will complete an acquisition or that any acquisitions that are completed will be profitable.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2021

Note 3 – Financial Instruments and Derivatives

As part of its investment strategy, the Trust utilizes short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 2 of these Notes to Financial Statements.

Short Sales

A short sale is a transaction in which the Trust sells a security it does not own. If the security sold short decreases in price between the time the Trust sells the security and closes its short position, the Trust will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Trust will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Trust uses derivative instruments, how these derivative instruments are accounted for and their effects on the Trust’s financial position and results of operations.

The Trust utilized derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Options Purchased and Written

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

The risk in writing a call option is that the Trust may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Trust may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where a Fund may not be able to enter into a closing transaction because of an illiquid secondary market; or, for OTC options, a Fund may be at risk because of the counterparty’s inability to perform.

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The following table represents the Trust’s use and volume of call/put options written on a monthly basis:

	Average Notional Amount
Use	Call	Put
Hedge	$952,102	$ –

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing OTC swaps, the Trust bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For the Trust utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that the Trust or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Interest rate swaps involve the exchange by the Trust with another party for its respective commitment to pay or receive a fixed or variable interest rate on a notional amount of principal. Interest rate swaps are generally centrally-cleared, but central clearing does not make interest rate swap transactions risk free.

The following table represents the Trust’s use and volume of interest rate swaps on a monthly basis:

	Average Notional Amount
Use	Pay Floating Rate	Receive Floating Rate
Duration, Hedge	$ —	$4,858,333

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Trust may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2021

The following table represents the Trust’s use and volume of forward foreign currency exchange contracts on a monthly basis:

		Average Value
Use	Purchased		Sold
Hedge	$18,827		$7,657,960

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Trust’s Statement of Assets and Liabilities as of November 30, 2021:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity option contracts	—	Options written, at value
Currency forward contracts	Unrealized appreciation on forward	—
foreign currency exchange contacts

The following tables set forth the fair value of the Trust’s derivative investments categorized by primary risk exposure at November 30, 2021:

Forward
	Options Written	Foreign Currency	Total Value at
	Equity Risk	Exchange Risk	November 30, 2021
Asset Derivative Investments Value	$ –	$ 110,389	$ 110,389
Liability Derivative Investments Value	$ 811,635	$ –	$ 811,635

The following is a summary of the location of derivative investments on the Trust’s Statement of Operations for the period ended November 30, 2021:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity option contracts	Net realized gain (loss) on options written
Net change in unrealized appreciation (depreciation) on options written
Currency forward contracts	Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation)on
forward foreign currency exchange contracts
Swap agreements	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2021

The following is a summary of the Trust’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the period ended November 30, 2021:

Realized Gain(Loss) on Derivative Investments Recognized on the Statement of Operations

Forward
Swaps Interest	Options Written	Foreign Currency
Rate Risk	Equity Risk	Exchange Risk	Total
$ (226,661)	$ 3	$ 318,886	$ 92,228

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations

		Forward
Swaps Interest	Options Written	Foreign Currency
Rate Risk	Equity Risk	Exchange Risk	Total
$ 65,820	$(641,769)	$ 118,820	$ (457,129)

In conjunction with short sales and the use of derivative instruments, the Trust is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Trust uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Trust as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. The Trust’s indirect and direct exposure to foreign currencies subjects the Trust to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Trust may incur transaction costs in connection with conversions between various currencies. The Trust may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Trust may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2021

to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Trust.

Note 4 – Offsetting

In the normal course of business, the Trust enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Trust to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define its contractual rights and to secure rights that will help the Trust mitigate its counterparty risk, the Trust may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trust and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Trust and cash collateral received from the counterparty, if any, are reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Trust in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Trust, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Trust, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Trust from its counterparties are not fully collateralized, contractually or otherwise, the Trust bears the risk of loss from counterparty nonperformance. The Trust attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Trust does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

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The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

			Net Amount	Gross Amounts Not
		Gross Amounts	of Assets	Offset in the Statement
	Gross	Offset in the	Presented on	of Assets and Liabilities
	Amounts of	Statement of	the Statement		Cash
	Recognized	Assets and	of Assets and	Financial	Collateral	Net
Instrument	Liabilities[1]	Liabilities	Liabilities	Instruments	Received	Amount
Forward foreign
currency
exchange
contracts	$ 110,389	$ —	$ 110,389	$ —	$ —	$ 110,389
Reverse
repurchase
agreements	137,264,980	—	137,264,980	(137,264,980)	—	—

1 Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Trust has the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives.

Note 5 – Fees and Other Transactions with Affiliates

Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services, oversees the activities of Guggenheim Partners Investment Management, LLC (“GPIM” or “Sub-Adviser”), provides personnel including certain officers required for the Trust’s administrative management and compensates the officers and trustees of the Trust who are affiliates of the Adviser. As compensation for these services, the Trust pays the Adviser a fee, payable monthly, in an amount equal to 0.60% of the Trust’s average daily managed assets.

Pursuant to a Sub-Advisory Agreement among the Trust, the Adviser and GPIM, GPIM under the supervision of the Board and the Adviser, provides a continuous investment program for the Trust portfolio; provides investment research; makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees of the Trust who are GPIM’s affiliates. As compensation for its services, the Adviser pays GPIM a fee, payable monthly, in an annual amount equal to 0.30% of the Trust’s average daily managed assets.

For purposes of calculating the fees payable under the foregoing agreements, average daily managed assets means the average daily value of the Trust’s total assets minus the sum of its accrued liabilities. Total assets means all of the Trust’s assets and is not limited to its investment securities. Accrued liabilities means all of the Trust’s liabilities other than borrowings for investment purposes.

Certain officers and trustees of the Trust may also be officers, directors and/or employees of the Adviser or GPIM. The Trust does not compensate its officers who are officers, directors and/or employees of the aforementioned firms.

GFIA pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2021

MUFG Investor Services (US), LLC (“MUIS”) acts as the Trust’s administrator and accounting agent. As administrator and accounting agent, MUIS maintains the books and records of the Trust’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Trust’s custodian. As custodian, BNY is responsible for the custody of the Trust’s assets. For providing the aforementioned services, MUIS and BNY are entitled to receive a monthly fee equal to an annual percentage of the Trust’s average daily managed assets subject to certain minimum monthly fees and out of pocket expenses.

Note 6 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Trust would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Trust’s investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Trust’s assets and liabilities are categorized as Level 2, as indicated in this report.

Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Trust’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Trust may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

Certain loans and other securities are valued using a single daily broker quote or a price from a third party vendor based on a single daily or monthly broker quote.

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The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 7 – Reverse Repurchase Agreements

The Trust may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Trust temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Trust agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Trust may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Trust enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Trust’s assets. As a result, such transactions may increase fluctuations in the market value of the Trust’s assets. For the period ended November 30, 2021, the average daily balance for which reverse repurchase agreements were outstanding amounted to $106,571,158. The weighted average interest rate was 0.47%. As of November 30, 2021 there was $137,264,980 (inclusive of interest payable) in reverse repurchase agreements outstanding.

As of November 30, 2021, the Trust had outstanding reverse repurchase agreements with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:

Counterparty	Interest Rates	Maturity Dates	Face Value
RBC Capital Markets, LLC	0.25%-0.55%*	Open Maturity	$ 76,741,235
Barclays Capital, Inc.	0.30%-0.55%*	Open Maturity	27,929,546
BMO Capital Markets Corp.	0.30%-0.55%*	Open Maturity	30,324,607
Credit Suisse Securities (USA) LLC	(1.50%)-0.50%*	Open Maturity	1,608,604
J.P. Morgan Securities LLC	0.28%*	Open Maturity	660,988
			$ 137,264,980

*	The rate is adjusted periodically by the counterparty, subject to approval by the Adviser, and is not based upon a set of reference rate and spread. Rate indicated is the rate effective at November 30, 2021.

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of November 30, 2021, aggregated by asset class of the related collateral pledged by the Trust:

			Greater than	Overnight and
Asset Type	Up to 30 days	31-90 days	90 days	continuous	Total
Corporate Bonds	$ —	$ —	$ —	$ 55,220,936	$ 55,220,936
Municipal Bonds	—	—	—	75,265,501	75,265,501
Preferred Stocks	—	—	—	6,778,543	6,778,543
Total reverse repurchase agreements	$ —	$ —	$ —	$137,264,980	$137,264,980
Gross amount of recognized
liabilities for reverse
repurchase agreements	$ —	$ —	$ —	$137,264,980	$137,264,980

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2021

Note 8 – Borrowings

On February 27, 2015, the Trust entered into a $125,000,000 credit facility agreement with an approved lender. Effective September 1, 2020, the credit facility was amended to $100,000,000. Under the most recent amended terms, the interest rate on the amount borrowed is based on the 3-month LIBOR plus 83 basis points, and an unused commitment fee of 35 basis points is charged on the difference between the amount available to borrow under the credit agreement and the actual amount borrowed. As of November 30, 2021, there was $40,059,544 outstanding in connection with the Trust’s credit facility. The average daily amount of borrowings on the credit facilities during the period was $50,382,768 with a related average interest rate of 0.97%. The maximum amount outstanding during the period was $82,359,544. As of November 30, 2021, the total value of securities segregated and pledged as collateral in connection with borrowings was $52,242,553.

The credit facility agreement governing the loan facility includes usual and customary covenants. These covenants impose on the Trust asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Trust’s ability to (i) enter into additional indebtedness with a party other than the counterparty, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the counterparty, securities owned or held by the Trust over which the counterparty has a lien. In addition, the Trust is required to deliver financial information to the counterparty within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end management investment company” as defined in the 1940 Act.

There is no guarantee that the Trust’s leverage strategy will be successful. The Trust’s use of leverage may cause the Trust’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.

Note 9 – Federal Income Tax Information

The Trust intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Trust from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Trust’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Trust’s financial statements. The Trust’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

68 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2021

At November 30, 2021, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

			Net Tax Unrealized
	Tax Unrealized		Appreciation
Tax Cost	Appreciation	Depreciation	(Depreciation)
$609,632,556	$75,216,082	$(2,626,426)	$72,589,656

As of May 31, 2021, (the most recent fiscal year end for federal income tax purposes) tax components of distributable earnings/(loss) were as follows:

Undistributed	Undistributed	Net Unrealized	Accumulated
Ordinary	Long-Term	Appreciation	Capital and
Income	Capital Gain	(Depreciation)	Other Losses	Total
$ —	$ —	$64,398,423	$ —	$ 64,398,423

For the year ended May 31, 2021, (the most fiscal year end for federal income tax purposes) the tax character of distributions paid to shareholders as reflected in the Statement of Changes in Net Assets was follows:

Ordinary	Long-Term	Return of	Total
Income	Capital Gain	Capital	Distributions
$ 27,080,616	$ 2,542,781	$ 90,025	$ 29,713,422

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The Trust will not be able to offset gains distributed by an underlying fund in which it invests against its losses or the losses incurred in another underlying fund in which the Trust invests. Redemptions of shares in an underlying fund, including those resulting from changes in the allocation among underlying funds, could also cause additional distributable gains to shareholders of the Trust. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the Trust. Further, a portion of losses on redemptions of shares in the underlying funds may be deferred under the wash sale rules. Capital gain dividends received by shareholders are taxed as long-term capital gains and may be subject to netting with capital gains and losses from other sources.

For all open tax years and all major jurisdictions, management of the Trust has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns that would not meet a more-likely-than-not threshold of being sustained by the applicable tax authority and would be recorded as tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).

Note 10 – Securities Transactions

For the period ended November 30, 2021, the cost of purchases and proceeds from sales of investment securities, short-term investments and derivatives, were $149,612,376 and $132,140,703 respectively.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT l 69

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2021

Note 11 – Unfunded Loan Commitments

Pursuant to the terms of certain loan agreements, the Trust held unfunded loan commitments as of November 30, 2021. The Trust is obligated to fund these loan commitments at the borrower’s discretion. The Trust reserves against such contingent obligations by designating cash, liquid securities, illiquid securities, and liquid term loans as a reserve. As of November 30, 2021, the total amount segregated in connection with unfunded loan commitments and reverse repurchase agreements was $170,106,618.

Borrower	Maturity Date	Face Amount	Value
CapStone Acquisition Holdings, Inc.	11/12/27	$ 206,272	$ 1,031
Eisner Advisory Group	07/28/28	31,818	79
Facilities Group	11/23/27	502,874	5,506
FirstDigital Communications LLC	02/26/22	1,250,000	–
FR Refuel LLC	11/08/28	169,167	1,480
ImageFIRST Holdings LLC	04/27/28	84,444	317
Integrated Power Services Holdings, Inc.	11/18/28	60,976	–
Jones Deslauriers Insurance Management, Inc.	03/27/28	75,000	–
MB2 Dental Solutions LLC	01/29/27	352,909	6,072
National Mentor Holdings, Inc.	03/02/28	49,133	205
Pacific Bells, LLC	10/06/28	12,887	56
Polaris Newco LLC	06/04/26	1,598,000	180,169
Pro Mach Group, Inc.	08/31/28	16,760	26
Taxware Holdings (Sovos Compliance LLC)	08/11/28	36,815	–
Venture Global Calcasieu Pass LLC	08/19/26	158,932	3,179
Vertical (TK Elevator)	01/29/27	1,000,000	99,452
		$ 5,605,987	$ 297,572

Note 12 – Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
British Telecommunications plc
4.88% due 11/23/81[1]	11/16/21	$ 1,700,000	$ 1,691,891
Central Storage Safety Project Trust
4.82% due 02/01/38[2]	02/02/18	6,920,124	7,669,148
Freddie Mac Military Housing Bonds
Resecuritization Trust Certificates
2015-R1, 5.49% (WAC)
due 11/25/52[3]	09/10/19	88,980	90,980
Mirabela Nickel Ltd.
due 06/24/19[4]	12/31/13	87,217	4,816
		$ 8,796,321	$ 9,456,835

1	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
2	All or a portion of these securities have been physically segregated in connection with borrowings, unfunded loan commitments, and reverse repurchase agreements.
3	Variable rate security. Rate indicated is the rate effective at November 30, 2021. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.
4	Security is in default of interest and/or principal obligations.

70 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2021

Note 13 – Capital Common Shares

The Trust has an unlimited amount of common shares, $0.01 par value, authorized 21,630,886 shares issued and outstanding. Transactions in common shares were as follows:

	Period Ended	Year Ended
	November 30, 2021	May 31, 2021
Beginning shares	20,730,781	18,752,555
Shares issues through at-the-market offering	844,688	1,907,373
Shares issues through dividend reinvestment	55,417	70,853
Ending shares	21,630,886	20,730,781

On October 16, 2019, the Trust’s shelf registration allowing for delayed or continuous offering of additional shares became effective. The shelf registration statement allows for the issuance of up to $150,000,000 of common shares. On October 16, 2019, the Trust entered into an at-the-market sales agreement with Cantor Fitzgerald & Co. to offer and sell up to 3,000,000 common shares, from time to time, through Cantor Fitzgerald & Co. as agent for the Trust. On February 1, 2021, the Trust entered into an at-the-market sales agreement with Cantor Fitzgerald & Co. to offer and sell common shares having an aggregated initial offering price of up to $88,896,812, from time to time, through Cantor Fitzgerald as agent for the Trust.

As of November 30, 2021, up to $51,150,531 remained available under the at-the-market sales agreement. For the period ended November 30, 2021, the Trust paid $0 for offering costs associated with the at-the market offering, and will be responsible for additional offering costs in the future of up to 0.60% of the offering price of commons shares sold pursuant to the shelf registration statement.

Note 14 – COVID-19

The outbreak of COVID-19 and the recovery response causes at times disruption to consumer demand, economic output, and supply chains. There are still travel restrictions, quarantines, and disparate global vaccine distributions. As with other serious economic disruptions, governmental authorities and regulators have responded to this situation with significant fiscal and monetary policy changes. These include providing direct capital infusions into companies, introducing new monetary programs, and considerably lowering interest rates. In some cases, these responses resulted in negative interest rates and higher inflation. Recently, the U.S. and other governments have also made investments and engaged in infrastructure modernization projects that have also increased public debt and spending. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, continue to cause higher inflation, heighten investor uncertainty, and adversely affect the value of the Trust’s investments and the performance of the Trust. These actions also contribute to a risk that asset prices have a higher degree of correlation than historically seen across markets and asset classes. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Trust will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT l 71

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2021

Note 15 – Subsequent Events

The Trust evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Trust’s financial statements.

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OTHER INFORMATION (Unaudited)	November 30, 2021

Federal Income Tax Information

In January 2022, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as of the U.S. federal tax status of the distributions received by you in the calendar year 2021.

The following sub-sections titled Senior Securities, Summary of Trust Expenses, Market and Net Asset Value Information, and Unresolved Staff Comments are being provided because the subsections had not been included in the Trust’s Annual Report initially filed on August 6, 2021 until an amendment filed on January 27, 2022.

Senior Securities

The following table sets forth information about the Trust’s outstanding senior securities as of the end of each fiscal year for the last ten fiscal years and as of the end of the six-month period ended November 30, 2021. The outstanding senior securities include borrowings from certain financial institutions (“Borrowings”) .. The information in this table for the fiscal years ended 2021, 2020, 2019, 2018 and 2017 has been audited by Ernst & Young LLP, independent registered public accounting firm. The Trust’s audited financial statements, including the report of Ernst & Young LLP thereon and accompanying notes thereto, appear in the Trust’s annual report to shareholders for the year ended May 31, 2021, a copy of which may be requested by calling (800) 345-7999 or by writing the Trust, or you may obtain a copy from the SEC’s website (www.sec.gov) or from the Trust’s website at www.guggenheiminvestments. com/gbab.

Fiscal Year/		Total Principal	Asset Coverage
Period Ended	Title of Security	Amount Outstanding(1)	Per $1,000 of Principal Amount
November 30, 2021	Borrowings	$40,059,544	$13,531
May 31, 2021	Borrowings	$97,359,544	$5,855
May 31, 2020	Borrowings	$10,509,544	$40,409
May 31, 2019	Borrowings	$44,509,544	$9,891
May 31, 2018	Borrowings	$44,509,544	$9,879
May 31, 2017	Borrowings	$47,509,544	$9,541
May 31, 2016	Borrowings	$61,709,544	$7,576
May 31, 2015	Borrowings	$35,509,544	$12,452
May 31, 2014	Borrowings	$30,963,936	$14,081
May 31, 2013	Borrowings	$44,213,936	$10,299
May 31, 2012	Borrowings	$37,444,000	$11,922

(1)	Principal amount outstanding represents the principal amount as of the end of the relevant fiscal year/period owed by the Trust to lenders under arrangements in place at the time. As a result of the Trust having earmarked or segregated cash or liquid securities to collateralize reverse repurchase agreement transactions or otherwise having covered the transactions, in accordance with releases and interpretive letters issued by the SEC, the Trust does not treat its obligations under such transactions as senior securities representing indebtedness for purposes of the 1940 Act.

Summary of Trust Expenses

The following table contains information about the costs and expenses that Common Shareholders will bear directly or indirectly. The table is based on the capital structure of the Trust as of November 30, 2021, and May 31, 2021 (except as noted below). The purpose of the table and the example below is to help you understand the fees and expenses that you, as a holder of Common Shares, would bear directly or indirectly. The following table should not be considered a representation of the Fund’s future expenses. The following table shows estimated Fund expenses as a percentage of average net assets attributable to Common Shares and not as a percentage of Managed Assets.

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OTHER INFORMATION (Unaudited) continued	November 30, 2021

	November 30, 2021	May 31, 2021
Common Shareholder Transaction Expenses
Sales load paid by you (as a percentage of offering price)(1)	—%	—%
Offering expenses borne by the Trust (as a percentage of offering price)(1)(2)	0.60%	0.60%
Dividend Reinvestment Plan fees(3)	None	None

	As a Percentage of	As a Percentage of
	Net Assets Attributable	Net Assets Attributable
	to Common Shares(4)	to Common Shares(5)
Annual Expenses
Management fees	0.79%(7)	0.78%(8)
Acquired Fund Fees and Expenses	0.21%(6)	0.26%(13)
Interest expense	0.24%(9)	0.26%(10)
Other expenses	0.20%(11)	0.23%(12)
Total annual expenses	1.44%	1.53%

(1)	In connection with an offering of Common Shares, a supplement to the Fund’s prospectus (“Prospectus Supplement”) will set forth any applicable sales load and the estimated offering expenses borne by the Trust.
(2)	The Adviser has incurred on behalf of the Trust all costs associated with the Trust’s registration statement and any offerings pursuant to such registration statement. The Trust has agreed, in connection with offerings under the Trust’s registration statement, to reimburse the Adviser for offering expenses incurred by the Adviser on the Trust’s behalf in an amount up to the lesser of the Trust’s actual offering costs or 0.60% of the total offering price of the Common Shares sold in such offering.
(3)	Common Shareholders will pay brokerage charges if they direct the Plan Agent to sell Common Shares held in a dividend reinvestment account.
(4)	Based upon average net assets applicable to Common Shares during the fiscal period ended November 30, 2021.
(5)	Based upon average net assets applicable to Common Shares during the fiscal year ended May 31, 2021.
(6)	Acquired Fund Fees and Expenses are estimated and annualized based on the fees and expenses borne by the Fund as an investor in other investment companies during the fiscal period ended November 30, 2021, and the expected investment of the proceeds of an offering of Common Shares.
(7)	The Trust pays the Adviser a monthly fee in arrears at an annual rate equal to 0.60% of the Trust’s average daily Managed Assets. The fee shown is based upon outstanding leverage employed through (i) the issuance of senior securities representing indebtedness, including through borrowing from financial institutions or issuance of debt securities, including notes or commercial paper, (ii) engaging in reverse repurchase agreements, dollar rolls and economically similar transactions, (iii) investments in inverse floating rate securities, which have the economic effect of leverage, and (iv) the issuance of preferred shares (collectively “Financial Leverage”) of 26.10% of the Trust’s Managed Assets. If Financial Leverage of more than 26.10% of the Trust’s Managed Assets is used, the management fees shown would be higher.
(8)	The Trust pays the Adviser a monthly fee in arrears at an annual rate equal to 0.60% of the Trust’s average daily Managed Assets. The fee shown is based upon outstanding Financial Leverage of 26.26% of the Trust’s Managed Assets. If Financial Leverage of more than 26.26% of the Trust’s Managed Assets is used, the management fees shown would be higher.
(9)	Includes interest payments on borrowed funds and interest expense on reverse repurchase agreements. Interest payments on borrowed funds is based upon the Trust’s outstanding Borrowings as of November 30, 2021, which included Borrowings under the Trust’s committed facility agreement in an amount equal to 5.90% of the Trust’s Managed Assets, at an average interest rate of 0.97%. Interest expenses on reverse repurchase agreements is based on the Trust’s outstanding reverse repurchase agreements as of November 30, 2021, which included leverage in the form of reverse repurchase agreements in an amount equal to 20.21% of the Trust’s Managed Assets, at a weighted average interest rate cost to the Trust of 0.47%. The actual amount of interest payments and expenses by the Trust will vary over time in accordance with the amount of Borrowings and reverse repurchase agreements and variations in market interest rates.

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OTHER INFORMATION (Unaudited) continued	November 30, 2021

(10)	Includes interest payments on borrowed funds and interest expense on reverse repurchase agreements. Interest payments on borrowed funds is based upon the Trust’s outstanding Borrowings as of May 31, 2021, which included Borrowings under the Trust’s committed facility agreement in an amount equal to 14.57% of the Trust’s Managed Assets, at an average interest rate of 1.17%. Interest expenses on reverse repurchase agreements is based on the Trust’s outstanding reverse repurchase agreements as of May 31, 2021, which included leverage in the form of reverse repurchase agreements in an amount equal to 14.69% of the Trust’s Managed Assets, at a weighted average interest rate cost to the Trust of 0.41%. The actual amount of interest payments and expenses by the Trust will vary over time in accordance with the amount of Borrowings and reverse repurchase agreements and variations in market interest rates.
(11)	Other expenses are estimated based upon those incurred during the fiscal period ended November 30, 2021.
(12)	Other expenses are estimated based upon those incurred during the fiscal year ended May 31, 2021.
(13)	Fees and Expenses are estimated based on the fees and expenses borne by the Fund as an investor in other investment companies during the fiscal year ended May 31,2021, and the expected investment of the proceeds of an offering of Common Shares.

Example

As required by relevant Securities and Exchange Commission regulations, the following example illustrates the expenses that you would pay on a $1,000 investment in Common Shares, assuming (1) “Total annual expenses” (for the fiscal period ended November 30, 2021) of 1.44% of net assets attributable to Common Shares and (2) a 5% annual return*:

	1 Year	3 Years	5 Years	10 Years
Total Annual Expenses paid by Common Shareholders(1)	$21	$52	$85	$178

As required by relevant Securities and Exchange Commission regulations, the following example illustrates the expenses that you would pay on a $1,000 investment in Common Shares, assuming (1) “Total annual expenses” (for the fiscal year ended May 31, 2021) of 1.53% of net assets attributable to Common Shares and (2) a 5% annual return*:

	1 Year	3 Years	5 Years	10 Years
Total Annual Expenses paid by Common Shareholders(1)	$22	$54	$89	$188

*	The example should not be considered a representation of future expenses or returns. Actual expenses may be higher or lower than those assumed and shown. Moreover, the Trust’s actual rate of return may be higher or lower than the hypothetical 5% return shown in the example. The example assumes that all dividends and distributions are reinvested at net asset value.
(1)	The example does not include sales loads or estimated offering costs. In connection with an offering of Common Shares, the Prospectus Supplement will set forth an example including sales load and estimated offering costs.

Market and Net Asset Value Information

The Trust’s currently outstanding Common Shares are listed on the NYSE. The Trust’s Common Shares commenced trading on the NYSE on October 28, 2010.

The Common Shares have traded both at a premium and at a discount in relation to the Trust’s net asset value per share. Although the Common Shares recently have traded at a premium to net asset value, there can be no assurance that this will continue nor that the Common Shares will not trade at a discount in the future. Shares of closed-end investment companies frequently trade at a discount to net asset value. The sale of Common Shares by the Trust (or the perception that such sales may occur) may have an adverse effect on prices of Common Shares in the secondary market. An increase in the number of Common Shares available may put downward pressure on the market price for Common Shares.

The following table sets forth, for each of the periods indicated, the high and low closing market prices for the Common Shares on the NYSE, the net asset value per Common Share and the premium or discount to net asset value per Common Share at which the Common Shares were trading. Net asset value is generally determined on each Tuesday that the NYSE is open for business and the last business day of each calendar month.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT l 75

OTHER INFORMATION (Unaudited) continued	November 30, 2021

			Net Asset Value
			per Common Share		Premium/(Discount)
			on Date of Market		on Date of Market
	Market Price		Price High and Low(1)		Price High and Low(2)
Fiscal Quarter Ended	High	Low	High	Low	High	Low
November 30, 2021	$25.25	$23.29	$23.52	$22.75	7.36%	2.37%
August 31, 2021	$24.89	$24.30	$23.12	$23.36	7.66%	4.02%
May 31, 2021	$24.30	$22.62	$22.61	$22.03	7.47%	2.68%
February 28, 2021	$25.68	$23.88	$23.37	$22.49	9.88%	6.18%
November 30, 2020	$25.69	$23.57	$22.62	$22.82	13.57%	3.29%
August 31, 2020	$24.40	$22.53	$22.94	$22.47	6.36%	0.27%
May 31, 2020	$24.47	$17.55	$23.89	$21.13	2.43%	(16.94)%
February 28, 2020	$25.20	$22.97	$23.23	$23.25	8.48%	(1.20)%
November 30, 2019	$25.39	$23.30	$23.28	$22.52	9.06%	3.46%
August 31, 2019	$25.39	$23.21	$23.21	$22.64	9.37%	2.52%

(1) Based on the Trust’s computations.

(2) Calculated based on the information presented. Percentages are rounded.

The reported sale price, net asset value per Common Share and percentage premium to net asset value per Common Share as of November 30, 2021 was $23.21, $23.58 and 1.59%, respectively. The Trust cannot predict whether its Common Shares will trade in the future at a premium to or discount from net asset value, or the level of any premium or discount. Shares of closed-end investment companies frequently trade at a discount from net asset value. As of November 30, 2021, 21,630,886 Common Shares of the Trust were outstanding.

Unresolved Staff Comments

The Fund believes that there are no material unresolved written comments, received 180 days or more before November 30, 2021, from the staff of the Securities and Exchange Commission regarding any of its periodic or current reports under the Securities Exchange Act or the Investment Company Act of 1940 or its registration statement.

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level classifications used by Bloomberg Industry Classification System, a widely recognized industry classification system provider. In the Trust’s registration statement, the Trust has investment policies relating to concentration in specific industries. For purposes of these investment policies, the Trust usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

76 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	November 30, 2021

Trustees

The Trustees of the Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust and their principal occupations during the past five years:

Number of
	Position(s)	Term of Office		Portfolios in
Name, Address*	Held with	and Length of		Fund Complex	Other Directorships
and Year of Birth	Trust	Time Served**	Principal Occupation(s) During Past Five Years	Overseen	Held by Trustees***
Independent Trustees:
Randall C. Barnes	Trustee and	Since 2010	Current: Private Investor (2001-present).	156	Current: Purpose Investments Funds
(1951)	Chair of the	(Trustee)			(2013-present).
	Valuation		Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997);
	Oversight	Since 2020	President, Pizza Hut International (1991-1993); Senior Vice President,		Former: Guggenheim Enhanced Equity
	Committee	(Chair of the	Strategic Planning and New Business Development, PepsiCo, Inc.		Income Fund (2005-2021); Guggenheim
		Valuation	(1987-1990).		Credit Allocation Fund (2013-2021);
		Oversight			Managed Duration Investment Grade
		Committee)			Municipal Fund (2003-2016).
Angela Brock-Kyle	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present).	155	Current: Bowhead Insurance GP, LLC
(1959)					(2020-present); Hunt Companies, Inc.
			Former: Senior Leader, TIAA (1987-2012).		(2019-present).

Former: Guggenheim Enhanced Equity
Income Fund (2019-2021); Guggenheim
Credit Allocation Fund (2019-2021);
Infinity Property & Casualty Corp. (2014-
2018).
Thomas F. Lydon, Jr.	Trustee and	Since 2019	Current: President, Global Trends Investments (1996-present); Co-Chief	155	Current: US Global Investors, Inc.
(1960)	Chair of the	(Trustee)	Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer,		(GROW) (1995-present).
	Contracts		Lydon Media (2016-present).
	Review	Since 2020			Former: Guggenheim Enhanced Equity
	Committee	(Chair of the			Income Fund (2019-2021); Guggenheim
		Contracts			Credit Allocation Fund (2019-2021);
		Review			Harvest Volatility Edge Trust (3)
		Committee)			(2017-2019).

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT l 77

OTHER INFORMATION (Unaudited) continued	November 30, 2021

Number of
	Position(s)	Term of Office		Portfolios in
Name, Address*	Held with	and Length of		Fund Complex	Other Directorships
and Year of Birth	Trust	Time Served**	Principal Occupation(s) During Past Five Years	Overseen	Held by Trustees***
Independent Trustees continued:
Ronald A. Nyberg	Trustee and	Since 2010	Current: Of Counsel, Momkus LLP (2016-present).	156	Current: PPM Funds (2) (2018-present);
(1953)	Chair of the				Edward-Elmhurst Healthcare System
	Nominating and		Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice		(2012-present).
	Governance		President, General Counsel, and Corporate Secretary, Van Kampen
	Committee		Investments (1982-1999).		Former: Guggenheim Enhanced Equity
Income Fund (2005-2021); Guggenheim
Credit Allocation Fund (2013-2021);
Western Asset Inflation-Linked
Opportunities & Income Fund (2004-
2020); Western Asset Inflation-Linked
Income Fund (2003-2020); Managed
Duration Investment Grade Municipal
Fund (2003-2016).
Sandra G. Sponem	Trustee and	Since 2019	Current: Retired.	155	Current: SPDR Series Trust (81) (2018-
(1958)	Chair of the	(Trustee)			present); SPDR Index Shares Funds (30)
	Audit		Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-		(2018-present); SSGA Active Trust (14)
	Committee	Since 2020	Companies, Inc. (2007-2017).		(2018-present).
(Chair of the
		Audit			Former: Guggenheim Enhanced Equity
		Committee)			Income Fund (2019-2021); Guggenheim
Credit Allocation Fund (2019-2021);
SSGA Master Trust (1) (2018-2020).
Ronald E. Toupin, Jr.	Trustee,	Since 2010	Current: Portfolio Consultant (2010-present); Member, Governing Council,	155	Former: Guggenheim Enhanced Equity
(1958)	Chair of the		Independent Directors Council (2013-present); Governor, Board of Governors,		Income Fund (2005-2021); Guggenheim
	Board and		Investment Company Institute (2018-present).		Credit Allocation Fund (2013-2021);
	Chair of the				Western Asset Inflation-Linked
	Executive		Former: Member, Executive Committee, Independent Directors Council (2016-2018);		Opportunities & Income Fund (2004-
	Committee		Vice President, Manager and Portfolio Manager, Nuveen Asset Management		2020); Western Asset Inflation-Linked
			(1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice		Income Fund (2003-2020); Managed
			President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant		Duration Investment Grade Municipal
			Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999),		Fund (2003-2016).
each of John Nuveen & Co., Inc. (1982-1999).

78 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	November 30, 2021

Number of
	Position(s)	Term of Office		Portfolios in
Name, Address*	Held with	and Length of		Fund Complex	Other Directorships
and Year of Birth	Trust	Time Served**	Principal Occupation(s) During Past Five Years	Overseen	Held by Trustees***
Interested Trustee:
Amy J. Lee****	Trustee,	Since 2018	Current: Interested Trustee, certain other funds in the Fund Complex	155	Former: Guggenheim Enhanced Equity
(1961)	Vice President	(Trustee)	(2018-present); Chief Legal Officer, certain other funds in the Fund Complex		Income Fund (2018-2021); Guggenheim
	and Chief		(2014-present); Vice President, certain other funds in the Fund Complex		Credit Allocation Fund (2018-2021).
	Legal Officer	Since 2014	(2007-present); Senior Managing Director, Guggenheim Investments
		(Chief Legal	(2012-present).
Officer)
Former: President and Chief Executive Officer, certain other funds in the
		Since 2012	Fund Complex (2017-2019); Vice President, Associate General Counsel and
		(Vice President)	Assistant Secretary, Security Benefit Life Insurance Company and Security
Benefit Corporation (2004-2012).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee elected shall hold office until his or her successor shall have been elected and shall have qualified. After a Trustee’s initial term, each Trustee is expected to serve a three year term concurrent with the class of Trustees for which he or she serves.

-Mr. Toupin, Jr. and Mses. Lee and Sponem are Class III Trustees. Class III Trustees are expected to stand for re-election at the Trust’s annual meeting of shareholders for the fiscal year ended May 31, 2022.

-Mr. Barnes and Ms. Brock-Kyle are Class I Trustees. Class I Trustees are expected to stand for re-election at the Trust’s annual meeting of shareholders for the fiscal year ended May 31, 2023.

-Messrs. Lydon, Jr. and Nyberg are Class II Trustees. Class II Trustees are expected to stand for re-election at the Trust’s annual meeting of shareholders for the fiscal year ended May 31, 2024.

***	Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Energy & Income Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.
****	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund’s Investment Manager and/or the parent of the Investment Manager.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT l 79

OTHER INFORMATION (Unaudited) continued	November 30, 2021

Officers

The Officers of the Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, who are not Trustees, and their principal occupations during the past five years:

	Position(s)	Term of Office
Name, Address*	Held with	and Length of	Principal Occupation(s)
and Year of Birth	the Trust	Time Served**	During Past Five Years
Officers:
Brian E. Binder	President and	Since 2018	Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and
(1972)	Chief Executive		Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer,
	Officer		Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior
Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset
Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).
Joanna M. Catalucci	Chief	Since 2012	Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments
(1966)	Compliance		(2014-present).
Officer
Former: AML Officer, certain other funds in the Fund Complex (2016-2017); Chief Compliance Officer and Secretary certain other funds in the
Fund Complex (2008-2012); Senior Vice President and Chief Compliance Officer, Security Investor, LLC and certain affiliates (2010-2012); Chief
Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).
James M. Howley	Assistant	Since 2006	Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).
(1972)	Treasurer
Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).
Mark E. Mathiasen	Secretary	Since 2010	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
(1978)
Glenn McWhinnie	Assistant	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
(1969)	Treasurer
Michael P. Megaris	Assistant	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
(1984)	Secretary
Kimberly J. Scott	Assistant	Since 2012	Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).
(1974)	Treasurer
Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen
Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments,
Inc./Morgan Stanley Investment Management (2005-2009).

80 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT

OTHER INFORMATION (Unaudited) continued November 30, 2021

	Position(s)	Term of Office
Name, Address*	Held with	and Length of	Principal Occupation(s)
and Year of Birth	the Trust	Time Served**	During Past Five Years
Officers continued:
Bryan Stone	Vice President	Since 2014	Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).
(1979)
Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).
John L. Sullivan	Chief	Since 2010	Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior
(1955)	Financial		Managing Director, Guggenheim Investments (2010-present).
Officer, Chief
	Accounting		Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing
	Officer and		Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and
	Treasurer		Treasurer, Van Kampen Funds (1996-2004).
Jon Szafran	Assistant	Since 2017	Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).
(1989)	Treasurer
Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America)
Inc. (““HGINA””), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland
Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT l 81

DIVIDEND REINVESTMENT PLAN (Unaudited)	November 30, 2021

Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”), all dividends declared on common shares of the Trust will be automatically reinvested by the Plan Administrator for shareholders in the Trust’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Trust. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Trust for you. If you wish for all dividends declared on your common shares of the Trust to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Trust declares a dividend or other distribution (together, a “Dividend”) payable in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Trust (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

82 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited) continued	November 30, 2021

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Trust. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170: Attention: Shareholder Services Department, Phone Number: (866) 488-3559 or online at www.computershare.com/investor.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT l 83

TRUST INFORMATION	November 30, 2021

Board of Trustees	Investment Adviser

Randall C. Barnes
Angela Brock-Kyle
Amy J. Lee*
Thomas F. Lydon, Jr.
Ronald A. Nyberg
Sandra G. Sponem
Ronald E. Toupin, Jr.,
Chairman

* Trustee is an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) (“Interested Trustee”) of the Trust because of her affiliation with Guggenheim Investments.

Principal Executive Officers
Brian E. Binder
President and Chief Executive Officer

Joanna M. Catalucci
Chief Compliance Officer

Amy J. Lee
Vice President and Chief Legal Officer

Mark E. Mathiasen
Secretary

John L. Sullivan
Chief Financial Officer, Chief Accounting
Officer and Treasurer

Guggenheim Funds Investment
Advisors, LLC
Chicago, IL

Investment Sub-Adviser
Guggenheim Partners Investment
Management, LLC
Santa Monica, CA

Administrator and Accounting Agent
MUFG Investor Services (US), LLC
Rockville, MD

Custodian
The Bank of New York Mellon Corp.
New York, NY

Legal Counsel
Dechert LLP
Washington, D.C.

Independent Registered Public Accounting
Firm
Ernst & Young LLP
Tysons, VA

84 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT

TRUST INFORMATION continued	November 30, 2021

Privacy Principles of Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust for Shareholders

The Trust is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Trust restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust?

•	If your shares are held in a Brokerage Account, contact your Broker.
•	If you have physical possession of your shares in certificate form, contact the Trust’s Transfer Agent: Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170; (866) 488-3559 or online at www.computershare.com/investor

This report is provided to shareholders of Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Trust or of any securities mentioned in this report.

Paper copies of the Trust’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you may receive paper copies of your shareholder reports; if you invest directly with the Trust, you may call Computershare at 1-866-488-3559. Your election to receive reports in paper form may apply to all funds held in your account with your financial intermediary or, if you invest directly, to all Guggenheim closed-end funds you hold.

A description of the Trust’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Trust at (888) 991-0091.

Information regarding how the Trust voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 991-0091, by visiting the Trust’s website at guggenheiminvestments.com/gbab or by accessing the Trust’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to August 31, 2019, on Form N-Q. The Trust’s Forms N-PORT and N-Q are available on the SEC website at www.sec.gov or at guggenheiminvestments.com/gbab.

Notice to Shareholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Trust from time to time may purchase shares of its common stock in the open market or in private transactions.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT l 85

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ABOUT THE FUND MANAGERS

Guggenheim Partners Investment Management, LLC

Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.

Investment Philosophy

GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indices with both lower volatility and lower correlation of returns over time as compared to such benchmark indices.

Investment Process

GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.

Guggenheim Funds Distributors, LLC

227 West Monroe Street

Chicago, IL 60606

Member FINRA/SIPC

(01/22)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE

CEF-GBAB-SAR-1121

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)                Not applicable.

(b)               There has been no change, as of the date of filing, in any of the Portfolio Managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recent annual report on Form N-CSR

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) The registrant has not participated in securities lending activities during the period covered by this report.

(b) Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.

(a)(3) Not applicable.

(b)      Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust

By: /s/ Brian E. Binder

Name: Brian E. Binder

Title: President, Chief Executive Officer

Date: February 4, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Brian E. Binder

Name: Brian E. Binder

Title: President and Chief Executive Officer

Date: February 4, 2022

By: /s/ John L. Sullivan

Name: John L. Sullivan

Title: Chief Financial Officer, Chief Accounting Officer and Treasurer

Date: February 4, 2022